SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Columbus McKinnon Corporation

(Name of Registrant as specified in its charter)

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COLUMBUS McKINNON
INTELLIGENT MOTION

2021 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING

June 9, 2021

Dear Fellow Stockholder:

It is a pleasure to invite you to the 2021 Columbus McKinnon Corporation annual meeting of stockholders. The meeting will be held virtual and at 10:00 a.m., ET on Monday, July 19, 2021 at www.proxydocs.com/CMCO . Prior registration is required to attend and participate in the Annual Meeting at www.proxydocs.com/CMCO. Upon completing your registration (which will require the control number in your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form) you will receive further instructions via email, including your unique links that will allow you to access, submit questions and vote at the virtual Annual Meeting. You will not be able to attend the 2021 Annual Meeting in person. The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the items scheduled for a vote by stockholders at the meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders over the Internet. As a result, most of our stockholders will receive in the mail a notice regarding availability of the proxy materials for the Annual Meeting on the Internet instead of paper copies of those materials. The notice contains instructions on how to access the proxy materials over the Internet and instructions on how stockholders can receive paper copies of the proxy materials, including a proxy or voting instruction form. This process expedites stockholders’ receipt of proxy materials and lowers the cost of our annual meeting.

The Board of Directors has fixed the close of business on May 24, 2021, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card. If you attend the Annual Meeting, you may vote your shares in person if you wish.

Please vote your shares as soon as possible. This is your annual meeting, and your participation is important.

David J. Wilson President & Chief Executive Officer	Alan S. Korman Vice President, General Counsel & CHRO

Columbus McKinnon Corporation  •  205 CrossPoint Parkway  •  Buffalo, New York 14068

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

When: Monday, July 19, 2021 at 10:00 a.m. ET	Where: Virtual Meeting at www.proxydocs.com/CMCO

Items of Business:

1.	To elect 9 Directors to hold office until the 2022 Annual Meeting and until their successors have been elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2022;

3.	To conduct a shareholder advisory vote on the compensation of our named executive officers; and

4.	To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

Who Can Vote?

Only stockholders of record at the close of business on May 24, 2021 will be entitled to vote at the annual meeting.

Virtual Meeting

Please note that, as part of our concern regarding the health and safety of our shareholders, directors, officers, employees, meeting attendees and the public in light of the current coronavirus (COVID-19) outbreak, we are electing to hold a “virtual” meeting instead of a physical meeting. Prior registration is required to attend and participate in the Annual Meeting at www.proxydocs.com/CMCO. Upon completing your registration (which will require the control number in your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form) you will receive further instructions via email, including your unique links that will allow you to access, submit questions and vote at the virtual Annual Meeting. You will not be able to attend the 2021 Annual Meeting in person.

STOCKHOLDER’S LETTER

NOTICE OF 2021 ANNUAL MEETING

VOTING RECOMMENDATIONS	1

MISSION, VISION, VALUES,	2

BUSINESS HIGHLIGHTS UPDATE	3

PROPOSAL 1: ELECTION OF DIRECTORS	8

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022	14

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	15

VOTING STANDARD	16

CORPORATE GOVERNANCE POLICY	17
Governance Highlights	17
Environmental, Social, Governance Priorities	18
General Corporate Governance Policy	22
Board Leadership Structure	22
Board Composition and Diversity	22
Blend of Experience and Qualifications	24
Board of Directors Independence	24
Board Meetings and Attendance	24
Code of Conduct	24
Risk Oversight	25
Audit Committee	26
Compensation and Succession Committee	27
Corporate Governance and Nomination Committee	28
Director Stock Ownership Guidelines	29
Director Nonqualified Deferred Compensation Plan	29
Officer Stock Ownership Guidelines	29

DIRECTOR COMPENSATION	30

OUR EXECUTIVE OFFICERS	32

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	34

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	36

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36

Summary of Proxy Statement

This summary highlights selected information in this Proxy Statement and does not contain all of the information that you should consider in deciding how to vote. Please read the complete proxy statement carefully before voting.

Annual Meeting Information

Time and Date	Location	Record Date
10:00 a.m. ET on Monday, July 19, 2021	Virtual Meeting at www.proxydocs.com/CMCO	May 24, 2021

Voting Recommendations

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation, a New York corporation (“our Company”, “we” or “us”), of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on May 24, 2021, we had 28,340,710 outstanding shares of our common stock, $.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted (i) FOR the nominees for Director named in this Proxy Statement, (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending March 31, 2022, and (iii) FOR the advisory approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure as contained elsewhere in this Proxy Statement.

In order for business to be conducted, a quorum must be present at the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting. Votes may be cast FOR, AGAINST (withhold) or ABSTAIN on the approval of these proposals. Abstentions and broker non-votes are not counted in the number of votes cast and will have no effect on the results of the vote. Proxy cards that are executed and returned without any designated voting direction will be voted in the manner stated on the proxy card.

Brokers may not vote your shares on any matter, except Proposal 2, in the absence of specific voting instructions from you. Please contact your broker directly if you have questions about how to provide such instructions. The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

2021 PROXY STATEMENT	1

SUMMARY OF PROXY STATEMENT

Mission, Vision, Values

Our Mission

We provide expert, professional-grade solutions and products, building the trust of customers by solving their high-value problems.

Our Vision

To become the leading industrial technology company in safe and productive motion control.

Our Values

We are raising expectations by Living Our Values through our daily behaviors.

Connect safety to everything we do. Take personal responsibility. Care for our people. Build products that everyone can trust.

Be easy to do business with. Focus on the customer. Listen. Simplify.

Deliver on your commitments. Aim for greatness. Do your best. Hold yourself accountable.

Think differently. Be proactive with new ideas. Ask questions. Be part of the solution.

Win as a team. Work together. Respect each other. Celebrate success.

Act with integrity. Do the right thing. Extend trust. Appreciate differences.

2	2021 PROXY STATEMENT

SUMMARY OF PROXY STATEMENT

Business Highlights Update

BLUEPRINT FOR GROWTH STRATEGY 2.0

We have evolved our Blueprint for Growth strategy to version 2.0 to accelerate our growth with an emphasis on broadening our expertise in intelligent motion solutions for material handling. Our Blueprint for Growth 2.0 strategy is focused on delivering above market growth through organic and inorganic initiatives as well as improved financial performance, which we believe drives shareholder value creation. The strategy is underpinned by our Columbus McKinnon Business System (“CMBS”), that provides the discipline, processes and core competencies necessary to scale our business. At the core of CMBS are our people and our values.

Pivot from late-stage cyclical industrial to growth oriented industrial technology

With CMBS as the foundation, we are positioned to execute the Core Growth Framework of our Blueprint for Growth 2.0 strategy. The Framework defines four parallel paths for Columbus McKinnon’s growth and provides clear organic and strategic initiatives. We have detailed action plans for each of the paths of our Core Growth Framework.

•

Strengthening the core is a foundational path focused on initiatives that will strengthen competencies and improve our competitive position within our existing share of our Serviceable Addressable Market (“SAM”). Initiatives include further developing commercial and product management competencies and improving our digital tools for a better, more efficient customer experience.

•

Growing the core is a path that is focused on taking greater marker share, both organically and through acquisitions, within our SAM. We believe we are making progress on this path through product localization, new product development and advancements in automation and aftermarket support for our distributors.

•

Expanding the core is a path that is focused on improved channel access and geographic expansion. Here we expand beyond our SAM into the broader Total Addressable Market (“TAM”). We believe this will involve building out our presence both geographically and in new verticals with expanded offerings, which we expect we can accomplish organically as well as with acquisitions.

2021 PROXY STATEMENT	3

SUMMARY OF PROXY STATEMENT

•

Reimagining the core is a more transformational path that rethinks our TAM and targets strategic expansion beyond that. As we think more broadly about material handling and increasing trends in intelligent motion, not just lifting, but solutions for how materials move throughout customer environments, there are some compelling ideas that emerge. The Dorner acquisition is an example of reimagining Columbus McKinnon’s core.

We are a market leader in North America for hoists, material handling digital power control systems, and precision conveyors, our principal lines of products, and have strong market positions with certain chain, forged fittings, and actuator products. Additionally, in Europe, we are a market leader for manual hoists and in the heavy load, rail and niche custom applications for actuation. We have well-established brands that include CM, Yale, STAHL, Magnetek, Dorner, Pfaff, Unified, SHAW-BOX and Duff-Norton. Our market leadership and strong brands enable us to effectively sell our products through our extensive channels to market throughout the United States and Europe.

We believe that key considerations for our success include the following:

EVOLVED STRATEGY BLUEPRINT FOR GROWTH 2.0 DEFINES GROWTH FRAMEWORK

COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY

CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS

OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE IN ECONOMIC RECOVERY

SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES

DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM

BROAD GLOBAL PRESENCE, DIVERSE END-MARKETS

4	2021 PROXY STATEMENT

SUMMARY OF PROXY STATEMENT

HISTORY OF DELIVERING INNOVATION

We are focused on growing our core via new product development and advancements in automation. We have a history of driving organic growth with new products. Improved customer experience, safety and productivity remain at the core of our new product development strategy. Additionally, we believe we are driving innovation through automation, seen in our new line of Intelli-Crane Solutions including the Intelli-Guide System, Intelli-Protect System, Intelli-Lift Auto Detection and Intelli-Connect Mobile App, creating competitive advantages with pre-engineered automation solutions. Dorner also has a strong history of innovation, which has defined its growth trajectory, including innovations such as a vertical spiral conveyance platform employing a patented, friction reducing spiral chain and a specialty modular chain that resulted in one of the safest, most compact and highest load capacity curved conveyors in the market.
Vertical Spiral Conveyance

TALENT LEADERSHIP

Our senior management team has extensive operational, financial and managerial experience, and has been responsible for developing and executing strategies to both transform the Company and drive profitable growth via M&A and other strategic initiatives. Several notable initiatives include the Columbus McKinnon Business System, which underpins our strategic framework and defines the critical core competencies required to scale. This includes our 80/20 business tool to drive margin expansion. Our management team also has a track record of effective M&A integration, demonstrated by the successful acquisition of Dorner in 2021, STAHL in 2017 and Magnetek in 2015.

2021 PROXY STATEMENT	5

SUMMARY OF PROXY STATEMENT

FY21 Financial Metrics

Net Sales*

($ in millions)

$637.1
$839.4
$876.3
$809.2
$649.6
FY17
FY18
FY19
FY20
FY21

*FY20 compared to FY19 impacted by ~$34M for divestitures

Operating Income

($ in millions)

$47.2
$23.5
$23.7
$78.7
$10.4
$68.3
$99.7
$30.3
$69.4
$97.7
$7.9
$89.8
$49.0
$6.8
$42.3
FY17
FY18
FY19
FY20
FY21
Non-GAAP Adjustments

Adj. EBITDA Margin

11.4%
13.7%
15.1%
15.7%
11.9%
FY17
FY18
FY19
FY20
FY21

Return on Invested Capital (ROIC)*

5.6%
8.7%
11.3%
11.7%
6.6%
FY17
FY18
FY19
FY20
FY21

*30% tax rate for FY17; 22% tax rate for FY18 to FY21

Cash from Operations

$60.5
$69.7
$79.5
$106.8
$98.9
FY17
FY18
FY19
FY20
FY21

Total Debt, Net of Cash

$343.7
$300.3
$229.2
$136.9
$46.8
FY17
FY18
FY19
FY20
FY21

6	2021 PROXY STATEMENT

SUMMARY OF PROXY STATEMENT

Reconciliation of GAAP Income from Operations to Non-GAAP Adjusted Income from Operations

	2018	2019	2020	2021
GAAP income from operations	68,331	69,442	89,824	42,255

Add back (deduct):
Acquisition deal, integration, and severance costs	8,763	—	—	3,951
Factory closures	—	1,473	4,709	3,778
Business realignment costs	—	1,906	2,831	1,470
Insurance recovery legal costs	2,948	1,282	585	229
Loss on sales of businesses	—	25,672	176	—
Insurance settlement	(2,362)	—	(382)	—
Gain on sale of building	—	—	—	(2,638)
Debt repricing fees	619	—	—	—
Magnetek litigation	400	—	—	—

Non-GAAP adjusted income from operations	78,699	99,775	97,743	49,045

Sales	839,419	876,282	809,162	649,642
Operating margin—GAAP	8.1%	7.9%	11.1%	6.5%
Adjusted operating margin—Non-GAAP	9.4%	11.4%	12.1%	7.5%

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

	2018	2019	2020	2021
GAAP net income	22,065	42,577	59,672	9,106

Add back (deduct):
Income tax expense (benefit)	27,620	10,321	17,484	970
Interest and debt expense	19,733	17,144	14,234	12,081
Investment (income) loss	(157)	(727)	(891)	(1,693)
Foreign currency exchange (gain) loss	1,539	843	(1,514)	941
Other (income) expense, net	(2,469)	(716)	839	20,850
Depreciation and amortization expense	36,136	32,675	29,126	28,153
Acquisition deal, integration, and severance costs	8,763	—	—	3,951
Factory closures	—	1,473	4,709	3,778
Business realignment costs	—	1,906	2,831	1,470
Insurance recovery legal costs	2,948	1,282	585	229
Loss on sales of businesses	—	25,672	176	—
Insurance settlement	(2,362)	—	(382)	—
Gain on sale of building	—	—	—	(2,638)
Debt repricing fees	619	—	—	—
Magnetek litigation	400	—	—	—

Non-GAAP adjusted EBITDA	114,835	132,450	126,869	77,198

Sales	839,419	876,282	809,162	649,642
Net income margin—GAAP	2.6%	4.9%	7.4%	1.4%
Adjusted EBITDA margin—Non-GAAP	13.7%	15.1%	15.7%	11.9%

2021 PROXY STATEMENT	7

PROPOSAL 1: ELECTION OF DIRECTORS

NEW BOARD DEVELOPMENTS

Mr. David J. Wilson joined the Company on June 1, 2020 as President & Chief Executive Officer and Director. His predecessor Mark D. Morelli resigned his position as President & Chief Executive Officer and Director effective January 10, 2020.

Mr. Richard H. Fleming, Chairman of the Board of Directors, assumed the additional position of Interim President and Chief Executive Officer effective January 10, 2020 until June 1, 2020. Mr. Dastoor was elected to the Board and as a Member of the Audit Committee and Compensation and Succession Committee on May 17, 2021.

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than three and no more than nine Directors. The Directors are to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified. Each of the Directors attended at least 75% of the Board meetings held in 2020.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of Richard H. Fleming, Nicholas T. Pinchuk, Liam G.

McCarthy, Heath A. Mitts, Kathryn V. Roedel, Aziz A. Aghili, Jeanne Beliveau-Dunn, Michael Dastoor and David J. Wilson, each of whom has been previously elected by our shareholders except Mr. Dastoor. If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

The following information is provided concerning the nominees for Director:

Name	Age	Position

Richard H. Fleming	73	Chairman of the Board

David J. Wilson	52	Director

Nicholas T. Pinchuk	74	Director

Liam G. McCarthy	65	Director

Heath A. Mitts	50	Director

Kathryn V. Roedel	60	Director

Aziz S. Aghili	62	Director

Jeanne Beliveau-Dunn	61	Director
Michael Dastoor	55	Director

8	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Richard H. Fleming

Director since 1999,

Chairman of the Board July 2018, Interim President and CEO January 10, 2020 – June 1, 2020

Age: 73

Principal Occupation:

•  Retired from USG Corporation

Board Committees:

•  Chairman of the Board

Mr. Fleming was the Chief Financial Officer of USG Corporation (previously NYSE:USG acquired in 2019 by Gebr. Knauf KG “Knauf”) for approximately 18 years and was its Executive Vice President and CFO from 1999 until his retirement in 2012. USG is a manufacturer of high-performance building systems for the construction and remodeling industries. Prior to joining USG, Mr. Fleming was employed by Masonite Corporation, which was acquired by USG in 1984. During his 39-year career with Masonite and USG, Mr. Fleming held various operating and finance positions. In addition to being the board chair of Columbus McKinnon, Mr. Fleming also assumed the role of Interim CEO on January 10, 2020 until June 1, 2020 when Mr. Wilson was hired as Chief Executive Officer. Mr. Fleming also serves as a member of the Board of Directors of Boise Cascade Company (NYSE:BCC) and OE Holdings, LLC, a private company. In addition, he is a director for several not-for-profit entities including UCAN and the University of the Pacific.

Qualifications

Mr. Fleming’s qualifications to serve on the Board include his senior leadership and public company board and governance experience in global manufacturing companies and his high level of expertise and background in finance and accounting matters and strategic planning.

David J. Wilson Director since June 1, 2020 Age: 52 Principal Occupation: • As of June 1, 2020 – President and Chief Executive Officer

Mr. Wilson joined Columbus McKinnon on June 1, 2020 as President and Chief Executive Officer and a Director. Prior to joining Columbus McKinnon, Mr. Wilson served as President of Flowserve Corporation’s Pumps Division from 2018 to 2020. He joined Flowserve in 2017 as President of the Industrial Pumps Division. Previous to Flowserve, Mr. Wilson was the President of the Industrial segment of SPX FLOW, Inc. He was with SPX Corporation, and subsequently SPX FLOW, between 1998 and 2017 and held senior leadership positions in each of the company’s operating segments, including six years in Asia while serving as the President of Asia Pacific and several years leading strategy and corporate development initiatives. Prior to joining SPX, Mr. Wilson held operating and engineering leadership positions at Polaroid Corporation. He currently serves on the Board of Trustees of the Manufacturers Alliance for Productivity and Innovation (MAPI) and previously served on the Board of Directors of the Hydraulic Institute and the Board of Trustees of the Maine College of Art (MECA).

Qualifications

Mr. Wilson’s qualifications to serve on the Board include his senior leadership, operational excellence and customer-centric commercial experience, international and business development skills and demonstrated track record for delivering results.

2021 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS

Nicholas T. Pinchuk

Director since January 2007

Age: 74

Principal Occupation:

•  Chairman, President and CEO of Snap-on Incorporated

Board Committees:

•  Compensation and Succession and Governance and Nomination

Mr. Pinchuk is the Chairman, CEO, and President of Snap-on Incorporated (NYSE: SNA), an S&P 500 company. Prior to that, Mr. Pinchuk served as Senior Vice President and President of Snap-on’s Worldwide Commercial and Industrial Group since June 2002. Before joining Snap-on, Mr. Pinchuk served in several executive operational and financial management positions at United Technologies Corporation, including President, Global Refrigeration Operations of its Carrier Corporation unit and President of Carrier’s Asia-Pacific Operations. He also served in financial and engineering managerial staff positions at the Ford Motor Company from 1972 to 1983. Mr. Pinchuk served as an officer in the United States Army in Vietnam.

Qualifications

Mr. Pinchuk’s qualifications to serve on the Board include his senior leadership and public company board and governance experience and his manufacturing and international operations expertise, especially in Asia-Pacific.

Liam G. McCarthy Director since November 2008 Age: 65 Principal Occupation: • Retired from Molex Incorporated Board Committees: • Chair Compensation and Succession, Governance and Nomination and Audit

Mr. McCarthy retired in June 2017 from Molex LLC (previously NASDAQ:MOLX, acquired 2013 by Koch Industries, Inc.). Mr. McCarthy served Molex in various executive and management capacities, including President and Chief Supply Chain Officer through June 2017, President and Chief Operating Officer through December 2015; Vice President, Operations, Europe from 2001 to 2005; President, Data Communications Division, Americas Region from 1998 to 2001; General Manager, Singapore from 1993 to 1998, Regional Marketing Manager, Far East South Region from 1991 to 1993; and Materials Director, Singapore from 1989 to 1991.

Qualifications

Mr. McCarthy’s qualifications to serve on the Board include his extensive global leadership experience, having held significant executive roles in Operations and Business development while living in Asia, Americas and Europe. He has served on several boards including the Molex board of Koch Industries, the Chicago Council on Global Affairs, the Singapore National Science and Technology Council and on Singapore’s Economic Development Board.

10	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Heath A. Mitts Director since May 2015 Age: 50 Principal Occupation: • EVP and CFO at TE Connectivity Board Committees: • Chair Audit, Compensation and Succession

Mr. Mitts is Executive Vice President and CFO at TE Connectivity Ltd. (NYSE:TEL). Prior thereto, Mr. Mitts was Senior Vice President and Chief Financial Officer of IDEX Corporation (NYSE:IEX). Prior to joining IDEX Corporation, Mr. Mitts was at PerkinElmer, Inc. in various senior financial management roles in both North America and in Singapore. He went to PerkinElmer after five years at Honeywell where he gained world-class training in financial planning and analysis, progressing through various managerial roles including Director of Finance.

Qualifications

Mr. Mitts’ qualifications to serve on the Board include his senior financial leadership and governance experience, his accounting expertise and his international industrial experience.

Kathryn V. Roedel

Director since October 2017

Age: 60

Principal Occupation:

•  Retired from Sleep Number Corporation

Board Committees:

•  Chair Governance and Nomination, Audit and Compensation and
Succession

Ms. Roedel retired in 2016 from her position of EVP, Chief Services and Fulfillment Officer at Sleep Number Corporation (NASDAQ:SCSS), a direct to consumer, vertically integrated mattress retailer and manufacturer. Prior to joining Sleep Number in 2005, Ms. Roedel held VP and General Management positions in operations, supply chain, services and continuous improvement, spanning 22 years with General Electric’s Healthcare and Information Services businesses. Ms. Roedel also serves on the Board of Directors of Generac Holdings, Inc. (NYSE:GNRC) and The Jones Family of Companies, a private company.

Qualifications

Ms. Roedel’s qualifications to serve on the Board include her senior leadership, public company board and governance experience and her international supply chain experience.

2021 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS

Aziz S. Aghili Director since May 2018 Age: 62 Principal Occupation: • EVP and President of Heavy Vehicle Dana Incorporated Board Committees: • Audit and Governance and Nomination

Mr. Aghili is Executive Vice President and President of Heavy Vehicle for Dana Incorporated. Mr. Aghili joined Dana in 2009 as President of Dana Europe, before being named President of Dana Asia-Pacific in 2010. Prior thereto, he spent more than 20 years at ArvinMeritor, where he most recently served as Vice President and General Manager of Body Systems. Additionally, he held strategic leadership positions around the world, including Vice President and General Manager of Asia Pacific and Vice President of Global Procurement, Commercial Marketing, and Business Development Asia Pacific. Before joining ArvinMeritor, he worked for Nissan Motor Company and General Electric Plastics.

Qualifications

Mr. Aghili’s qualifications to serve on the Board include his senior leadership and governance experience and his global manufacturing and operations experience.

Jeanne Beliveau-Dunn

Director since March 2020

Age: 61

Principal Occupation:

•  Chief Executive Officer and President of Claridad, LLC

Board Committees:

•  Compensation and Succession and Governance and Nomination

Ms. Beliveau-Dunn is the Chief Executive Officer and President of Claridad LLC. Prior to her tenure at Claridad, Ms. Beliveau-Dunn worked for twenty-two years in a variety of management positions across products, services and global sales and marketing at Cisco Systems Inc., the last 11 years she was Vice President and General Manager. Prior thereto, she ran the global business and P&L for Micronics Computers and the secure systems products for Wang Laboratories. Ms. Beliveau-Dunn served as President and Chair of the Board of the IoT Talent Consortium, a membership-driven non-profit organization from 2016 through March 2018 and serves on the Boards of Directors of Xylem Inc. (NYSE: XYL), Edison International Inc. (NYSE: EIX) and its subsidiary Southern California Edison (SCE) and Sykes Enterprises, Incorporated (NASDAQ: SYKE).

Qualifications

Ms. Beliveau-Dunn’s qualifications to serve on the Board include her senior leadership, cybersecurity, M&A, industrial automation, global P&L operations and supply chain experience. She also has public company board, compensation, audit and governance experience.

12	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Michael Dastoor Director since May 2021 Age: 55 Principal Occupation: • EVP, Chief Financial Officer, Jabil Inc. Board Committees: • Audit and Compensation and Succession

Mr. Dastoor is Executive Vice President and Chief Financial Officer of Jabil Inc., (NYSE:JBL) a global manufacturing services company. He joined Jabil, Inc., in 2000 as regional controller of Asia Pacific and served as Senior Vice President and Controller from 2010 through 2018 and as Controller from 2004 through 2018. Previously, he worked for seven years as Regional Chief Financial Officer at Inchape plc (LSE: INCH), a British multinational automotive distribution, retail and services company, leading business process re-engineering for the Eastern Mediterranean and Southeast Asia regions. Mr. Dastoor is a graduate of the University of Bombay (now Mumbai) and a chartered accountant through the Institute of Chartered Accountants in England & Wales where he spent seven years in audit covering the United Kingdom and Europe.

Qualifications

Mr. Dastoor’s qualifications to serve on the Board include his senior leadership and governance experience, his financial and accounting leadership for the engineering services, electronics manufacturing and automotive industries and his international experience, particularly in the Southeast Asia regions.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

2021 PROXY STATEMENT	13

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022

General

We are asking our shareholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. In the event our shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and its shareholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to us by Ernst & Young LLP for fiscal years 2021 and 2020 are as follows:

	Fiscal Year 2021 ($ in thousands)	Fiscal Year 2020 ($ in thousands)
Audit Fees(1)	2,110	2,054
Audit Related Fees(2)	348	3
Tax Fees(3)	687	467
All Other Fees(4)	4	3
Total	3,149	2,527
(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by auditors in connection with statutory and regulatory filings or engagements.

(2)	Consists of certain agreed upon procedures including fees incurred for required filings related to the acquisition and financing of Dorner Mfg. Corp.
(3)	Consists of all tax related services.
(4)	Consists of all other products and services provided other than the services reported under audit fees and tax fees.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022.

14	2021 PROXY STATEMENT

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required pursuant to Section 14A of the Exchange Act to provide a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as “Say-on-Pay”).

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure set forth in this proxy statement.

We maintain a compensation program that is comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, in support of our objective of providing superior value to shareholders and customers. Our program is designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results. Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunities provided by our program. For the reasons discussed above, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the shareholders hereby APPROVE, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement prepared in connection with its 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion).”

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE APPROVAL OF THE COMPANY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS.

2021 PROXY STATEMENT	15

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Voting Standard

Proposal No. 1 Election of Directors

If you do not provide voting instructions, your broker may not vote on this matter.

Each director nominee receiving the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote in the election of directors will be elected as a director. Abstentions and broker non-votes will have no effect on the results of this vote. A majority of votes cast means the number of votes cast “For” exceeds the number of votes cast “Withhold.”

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

If you do not provide voting instructions, your broker may not vote on this matter, except Proposal 2.

The proposal to appoint Ernst & Young LLP as our independent registered public accounting firm for the year ending March 31, 2022 will be ratified by the affirmative vote of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the results of this vote.

Proposal No. 3 Advisory Approval of Our Executive Compensation

If you do not provide voting instructions, your broker may not vote on this matter.

The advisory vote approving executive compensation will be determined by the affirmative vote of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the results of this vote.

Although this advisory vote is non-binding, the compensation committee and our board of directors will review the results of the vote. The compensation committee will consider our shareholders’ preferences and take them into account in making future determinations concerning the compensation of our executives.

The voting results of the annual meeting will be published no later than four business days after the Annual Meeting on a Form 8-K filed with the Securities and Exchange Commission, which will be available in the investor relations section of our website at investors.columbusmckinnon.com.

If the Proxy is submitted and no voting instructions are given, the person or persons designated will vote the shares “For” the election of the Director nominees, “For” the appointment of Ernst & Young LLP, “For” the advisory vote on executive compensation in accordance to the Board vote recommendations. Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

16	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

Governance Highlights

Our Company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust.

Independence

•  Eight of our nine directors are independent

•  Our Chairman is an independent director

•  Our CEO is the only management director

•  All of our Board committees are comprised of only independent directors and have the ability to hire third-party advisors

Executive Sessions	• The independent directors regularly meet in executive sessions • The Non-Executive Chairman presides at executive sessions of the independent directors
Board Oversight of Risk Management

•  Our Audit Committee annually reviews our guidelines and policies that govern the process by which we assess and manage our exposure to risk

•  Our Compensation and Succession Committee reviews the annual compensation risk assessment and retains an independent compensation consultant

•  We have recoupment or clawback provisions to recover certain executive pay

Stock Ownership Requirements	• Our Directors and Executives are subject to minimum stock ownership requirements designed to align their interests with those of stockholders
Board Diversity	• Our current Board has a rich mixture of educational, professional, experiential, age, gender and global diversity and maintain rigorous director qualification standards
Vote Standard	• Voluntarily adopted majority voting in uncontested election; plurality voting in contested election

Corporate Responsibility

We understand that corporate citizenship is essential to the success and long-term sustainability of our business. This has shown to be especially true considering the events that have unfolded over the last year including social unrest, the Covid-19 pandemic and global economic volatility. In fiscal year 2021, the Company accelerated its efforts to increase transparency and make meaningful progress with respect to our Environmental, Social and Governance (“ESG”) priorities. We formalized and integrated a comprehensive platform, building a solid foundation to build upon for years to come. We are committed to operating with integrity, keeping our employees safe, contributing to our local and global communities, promoting diversity equity and inclusion, training and developing our employees, and focusing on being thoughtful environmental stewards. For more information on our ESG programs, see our Columbus McKinnon Fiscal Year 2021 Corporate Social Responsibility Report.

2021 PROXY STATEMENT	17

CORPORATE GOVERNANCE POLICY

Environmental, Social and Governance Priorities

It is essential that we are fact based and data driven when setting our ESG priorities so that we can be very intentional and focused on topics that are material and unique to our business and strategic goals. In determining our material ESG topics, we engaged our stakeholders (employees, shareholders, customers and communities) to determine their highest priorities. Then we considered the ESG topics that are critical to our business based on alignment with our strategic goals, opportunity for value creation, risk mitigation and relative maturity of each topic within the Company. The results were clear as to where we needed to focus our resources for Fiscal Year 2021. We doubled down on our environmental stewardship commitments by setting goals to minimize our waste and reduce our emissions through energy management. We also recognize a responsibility to our employees to provide them with a safe, inclusive environment and a connected culture through our mission, vision, and values. We continued to prioritize our customers by providing them with quality and innovative solutions for intelligent motion and our shareholders by creating value, managing risk and practicing strong governance.

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CORPORATE GOVERNANCE POLICY

Environmental, Social and Governance Structure

Our Board continues to provide oversight of management’s efforts around our material ESG topics and is committed to supporting the Company’s efforts to operate as a sound corporate citizen. Last year we created and filled the position of Director of Corporate Social Responsibility to develop an integrated ESG strategy and help prioritize and drive material initiatives in this space. In Fiscal Year 2021, we also hired a Director of Diversity, Equity, and Inclusion, and will continue to invest in people, technology and enablers that further advance our ESG program in Fiscal Year 2022 and beyond. We believe that an integrated approach to business strategy, corporate governance and corporate citizenship creates long-term value. Therefore, we also have built an integrated cross functional ESG governance structure and processes that ensure efficient data collection, communication, engagement, and the opportunity to provide feedback at every level of our organization.

ESG Integrated Governance Structure

Board Governance Committee Oversight

2021 PROXY STATEMENT	19

CORPORATE GOVERNANCE POLICY

FY21 ESG ACCOMPLISHMENTS

COLUMBUS MCKINNON CORPORATION

ENVIRONMENTAL

20% Of warehouse and production areas converted to LED.

Launched green teams at every manufacturing plant.

83% Of all sites are on track to convert to 100% LED lighting by Fiscal Year 2025.

86% Waste diverted from landfill*

22% Of capital expenditure projects contained a sustainability component.

8,548 TREES Equivalent of wood and cardboard recycled.

100% Of manufacturing plants recycle metal.

3,164 Tons of scrap metal recycled

*waste diverted from landfill calculated by weight including cardboard, wood, metal, plastic, paper, and waste used for energy.

DIVERSITY

OVER 200 Associates trained on Diversity & Inclusion at Work and Counteracting Unconscious Bias.

Director of Corporate Social Responsibility hired.

COMMUNITY

Company executives contributed personal time and monetary donations to over **10** causes and charities.

CAUSES & CHARITIES INCLUDE:

- Big Brother Big Sister
- United Way Foundation
- Roswell Park Cancer Institute
- American Heart Association
- UNICEF
- St Jude's Children Research Hospital

20	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

SAFETY

100%
Of manufacturing plants locations have safety teams.

92%
Employee participation in safety training at our manufacturing plants.

TRIR
0.74
Significantly lower than industry average.

0 FATALITIES

13 Manufacturing plants & warehouses with **0** lost time accidents or recordables.

2,300+
Safety opportunities identified.

81%
Completion rate of safety opportunities identified.
(within 30 days of submittal)

TALENT MANAGEMENT

Launched first Employee Resource Group – Women Influence Network (WIN).

WOMEN'S INFLUENCE NETWORK
COLUMBUS McKINNON CORPORATION

217
Employees completed over **1,100** development training modules.

Introduced our first formalized mentor program.

GOVERNANCE

- **2 of 8** Board members are women.
- **1** Board member identifies as a member of a minority group.

Board Oversight of **ESG** program.

Introduced New Corporate Policies:
- Corporate Code of Conduct.
- Human Rights Policy.
- Supplier Code of Conduct.
- Flex Work Policy for employees.

Corporate Social Responsibility strategy & framework developed.

Strong governance and risk management allowed for adaptability & resiliency through COVID-19.

CMCO
COLUMBUS McKINNON
CORPORATION

COLUMBUSMCKINNON.COM
USA: 800.888.0985 • 716.689.5400 • Fax: 716.689.5644

2021 PROXY STATEMENT	21

CORPORATE GOVERNANCE POLICY

General Corporate Governance Policy

Our Board of Directors believes that its overriding responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting, and opportunities available to our Company. In furtherance of this responsibility, our Board of Directors has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures it deems important to the successful satisfaction of this responsibility.

These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, succession planning, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board of Directors. A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company’s website at investors.columbusmckinnon.com.

Board Leadership Structure

The roles of the Company’s Chairman of the Board and President and Chief Executive Officer have been served by separate individuals since 1998. This leadership structure supports our belief that it is the President and Chief Executive Officer’s responsibility to manage the Company and the Chairman’s responsibility to manage the Board. Since August 2005 through today, the Chairman of the Board has been filled by an independent Director. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have an independent Chairman whose sole job is leading the Board. We believe over the years that our President and Chief Executive Officer and Chairman of the Board have had an excellent working relationship. By separating the roles of the Chairman of the Board and President and Chief

Executive Officer positions, we ensure there is no duplication of effort between them. We believe this provides strong leadership for our Board of Directors, while also positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. As part of our annual Board of Directors self-evaluation process, we evaluate our leadership structure to ensure that it continues to provide the optimal structure for our Company and shareholders. A Chair rotation and succession schedule is reviewed and updated annually by the Board in addition to the Chairman conducting individual reviews with the Directors on their interests and thoughts around Chair candidates, rotation and succession. We believe our current leadership structure is the optimal structure for our Company at this time.

Board Composition and Diversity

Our Corporate Governance and Nomination Committee is responsible for developing the general criteria, subject to approval by our Board of Directors, for use in identifying, evaluating and selecting qualified candidates for election or re-election to the Board. The Governance and Nomination Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board including, reviewing and updating a Board competency skills matrix for each Director. The Corporate Governance and Nomination Committee, in recommending candidates for election or re-election to the Board, seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets. When the Corporate Governance and Nomination Committee review a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the attributes of the existing Directors.

The charter of the Corporate Governance and Nomination Committee includes as a statement of responsibility that the Committee assure that the composition of the Board of Directors includes

22	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

appropriate breadth, depth and diversity of experience and capabilities. In identifying candidates for Director, the Corporate Governance and Nomination Committee and the Board of Directors take into account (i) the comments and recommendations of Directors made in connection with the Board’s annual self-evaluation regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members, (ii) the requisite expertise and sufficiently diverse backgrounds of the Board of Directors overall composition, (iii) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors, and (iv) all other factors it considers appropriate. Our current board has a rich mixture of educational, professional, experiential, gender, and global diversity and we will continue to consider these and the other mentioned factors when considering future directors.

2021 PROXY STATEMENT	23

CORPORATE GOVERNANCE POLICY

Blend of Experiences and Qualifications

Finance/Accounting

9/9 Directors

Operations/Lean

9/9 Directors

International Business

9/9 Directors

Sales/Marketing

8/9 Directors

Branding/NPD

7/9 Directors

Human Resources

7/9 Directors

Board of Directors Independence

Our Board of Directors has determined that each of its current members, other than Mr. Wilson, is independent within the meaning of the NASDAQ Stock Market, Inc., listing standards as currently in effect. In addition, each member of the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation and Succession Committee is independent.

Board Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate. All Directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting. Agendas for meetings of the Board of Directors include executive sessions for the independent Directors to meet without the management Director present. During the fiscal year ended March 31, 2021, our Board of Directors held 8 meetings. Each Director has attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served and attended the 2020 Annual Shareholder Meeting, other than Mr. Dastoor who was elected by the Board in May 2021.

Code of Conduct

Our Board of Directors adopted a Code of Conduct which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers. This Code of Conduct is posted on the Corporate Governance section of the Company’s website at www.columbusmckinnon.com and on the Company’s intranet. Our Chief Compliance Officer has responsibility to implement and maintain an effective ethics and compliance program. She also has responsibility to provide updates on our ethics and compliance program to the Audit Committee. Our Director of Corporate Social Responsibility is responsible for developing our Environmental, Social and Governance (ESG) compliance platform and beginning in 2021, we published our first Sustainability Report which will be updated annually.

24	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of the Company’s risk management is not only understanding the risks it faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee oversees the Company’s enterprise risk management process, as well as focuses on financial, cyber and fraud risks, including internal controls, and receives an annual risk assessment report from the Company’s General Counsel and internal auditors. The Company’s General Counsel and his staff also assist the Board of Directors in fulfilling its oversight responsibility with respect to regulatory compliance and legal issues that affect the Company. In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of appropriate risk-taking behavior consistent with the Company’s business strategy and goals.

2021 PROXY STATEMENT	25

CORPORATE GOVERNANCE POLICY

Audit Committee

Independent Members: Heath A. Mitts, Chair Liam G. McCarthy Kathryn V. Roedel Aziz S. Aghili Michael Dastoor Meetings in 2020: 6

Primary Responsibilities

•  Assist the Board in monitoring the integrity of our financial statements, our compliance with financial reporting and related legal and statutory requirements and the independence and performance of our internal and external auditors.

•  Review our risk assessment and risk management policies.

•  Select and employ a firm of independent registered public accountants to audit our financial statements and internal control over financial reporting each year, which firm is ultimately accountable to the Audit Committee and the Board.

Each member of our Audit Committee is independent as defined under the Securities Exchange Act of 1934, as amended and section 3 of the Sarbanes-Oxley Act of 2002, and under the NASDAQ Stock Market, Inc. rules. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that Messrs. Mitts and Dastoor qualify as “audit committee financial experts.” The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our effectiveness of internal control over financial reporting, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements, (iv) reviewing our management’s assessment of the effectiveness of our internal controls, (v) reviewing insider and affiliated party transactions , (vi) establishing procedures for the receipt, retention and treatment of complaints received regarding accounting or internal controls , and (vii) overseeing the enterprise risk management system. The Audit Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.columbusmckinnon.com.

26	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

Compensation and Succession Committee

Independent Members: Liam G. McCarthy, Chair Jeanne Beliveau-Dunn Heath A. Mitts Nicholas T. Pinchuk Kathryn V. Roedel Michael Dastoor Meetings in 2020: 6

Primary Responsibilities

•  Review and make recommendations to the Board regarding management organization, succession and development programs.

•  Review and approve, or recommend for approval, the election of corporate officers and their salaries, incentive compensation and bonus awards.

•  Make the decisions required by a committee of the Board under all stock and deferred compensation plans.

•  Approve and report to the Board changes in salary ranges for all other major position categories and, as outlined in its charter, changes in our retirement, group insurance, investment, management incentive compensation and bonus and other benefit plans.

Each member of our Compensation and Succession Committee is an independent Director under the NASDAQ Stock Market, Inc., rules currently in effect. The principal functions of this Committee are to (i) review and make recommendations to the Board of Directors concerning our compensation strategy, (ii) establish corporate performance measures and goals under our performance-based incentive programs, (iii) determine individual compensation targets for our executive officers under our incentive programs, (iv) evaluate and certify whether performance goals have been met at the end of the performance period, (v) determine salary increases and award amounts for individual executive officers, (vi) review and approve (or recommend to the Board of Directors for approval) any material changes to our salary, incentive, and benefit programs and assure that these programs are administered in a manner consistent with the compensation strategy, (vii) review and make recommendations to the Board of Directors concerning equity grants, (viii) assess and evaluate risk in connection with our compensation plans and programs, (ix) review and make recommendations to the Board of Directors concerning compensation and bonus for the Chief Executive Officer and Chief Financial Officer, and (x) perform other functions as identified in the Compensation and Succession Committee charter.

The Compensation and Succession Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.columbusmckinnon.com. Additional information on the Compensation and Succession Committee’s processes and procedures are addressed in the Compensation Discussion and Analysis section of this Proxy Statement.

2021 PROXY STATEMENT	27

CORPORATE GOVERNANCE POLICY

Corporate Governance and Nomination Committee

Independent members: Kathryn V. Roedel, Chair Liam G. McCarthy Aziz S. Aghili Jeanne Beliveau-Dunn Nicholas T. Pinchuk Meetings in 2020: 7

Primary Responsibilities

•  Make recommendations to the Board concerning the size, composition, skills of the Board and its committees.

•  Recommend nominees for election or reelection as directors.

•  Consider other matters pertaining to Board membership and governance.

•  Evaluate Board performance and assess the adequacy of, and compliance with, our Corporate Governance Guidelines and Code of Business Conduct.

•  Ensure governance and integration of material ESG initiatives into overall business strategy.

•  Drive diversity in Board succession planning and hiring practices.

Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, skills, organization and governance of our Board of Directors and its committees, (ii) monitoring compliance with our system of corporate governance , and (iii) developing criteria, researching and making recommendations with respect to candidates for membership on our Board of Directors.

Each member of the Corporate Governance and Nomination Committee is an independent Director under the NASDAQ Stock Market, Inc., rules currently in effect. Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders but will give due consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our By-Laws. See the information contained in our By-Laws under the heading “Shareholders’ Proposals.”

The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.columbusmckinnon.com.

28	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

Director Stock Ownership Guidelines

Our General Corporate Governance Policy contains a guideline whereby all Directors are asked to beneficially own not less than 12,000 shares of our common stock within five years of becoming a Director. Any Restricted Stock Units granted to a Director pursuant to the Columbus McKinnon Corporation 2016 Long Term Incentive Plan, as amended and restated in 2019 (the “Omnibus Plan”) or any successor plan are included in determining the number of shares owned by such Director for these purposes. All Directors are in compliance with this Policy excluding Mr. Dastoor who joined the Board in May 2021. Also, in May 2021, the Director stock ownership guidelines were changed to 5(X) their total cash compensation retainer within five (5) years of joining the Board, included in the calculation are all prior stock grants vested or unvested.

Director Nonqualified Deferred Compensation Plan

We maintain a “nonqualified” deferred compensation plan offered to our Directors. The plan is an unfunded plan intended to help participants supplement their retirement income while providing them an opportunity to invest a portion of their cash and/or stock compensation. Under the plan, each Director who receives cash and stock compensation for board service may elect to defer all or a portion of his or her cash and/or stock compensation in a calendar year.

Officer Stock Ownership Guidelines

Consistent with our objective of aligning management’s interests with shareholders, we have established stock ownership requirements for all corporate and operating officers to maintain or accumulate minimum ownership levels of the Company’s Common Stock. Executives are required to retain a portion of their equity compensation upon vesting of shares or exercise of options. The portion that each executive must continue to hold is described as the retention ratio which is applied to the after-tax shares received by the executive. If the value of shares held by an executive exceeds a specified multiple of base salary, the executive is no longer subject to the retention ratio requirement with respect to additional after-tax shares received by the executive. Each NEO is currently subject to the retention ratio requirement. The following table summarizes the ownership guidelines, as well as the respective retention ratio, for executives:

Position I Title	Multiple of Base Salary	Retention Ratio

Chief Executive Officer	5X	50%

Chief Financial Officer	4X	50%

Other Executive Committee Members(1)	3X	50%

Other Officers(2)	2X	40%
(1)	Messrs. McCormick, Wozniak and Korman are deemed Executive Committee members.
(2)	Other Officers include the Controller and Treasurer.

2021 PROXY STATEMENT	29

CORPORATE GOVERNANCE POLICY

Director Compensation

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In fiscal 2021, each non-employee director was eligible to receive an annual cash retainer of $65,000, plus the following amounts for specified Board service, which amounts were pro-rated for any partial year service:

Chairman of the Board	$60,000

Audit Committee Chair	20,000

Compensation and Succession Committee Chair	20,000

Corporate Governance and Nomination Committee Chair	20,000

In fiscal 2021, the equity-based portion of each non-employee director’s annual retainer consisted of

1,500 restricted stock units (“RSUs”), which vest over a three-year period, and 1,801 shares of common stock that vested immediately.

In May, 2021 for fiscal year 2022, Director Compensation was changed to an annual cash retainer of 80,000 USD and equity award in the amount of 120,000 USD. Also, the Chairman of the Board Stipend was increased from 60,000 USD to 75,000 USD.

The following table sets forth the compensation of the Company’s directors for the fiscal year ended March 31, 2021.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2),(3) ($)	All Other Compensation(4) ($)	Total(5) ($)

Aziz S. Aghili	65,000	109,989	23	175,012

Jeanne Beliveau-Dunn	65,000	109,989	—	174,989

Richard H. Fleming(6)	93,750	109,989	51	203,790

Liam G. McCarthy	82,500	109,989	51	192,540

Heath A. Mitts	85,000	109,989	51	195,040

Nicholas T. Pinchuk	65,000	109,989	51	175,040

Kathryn V. Roedel	75,000	109,989	23	185,012

R. Scott Trumbull(7)	49,253	109,989	161	159,403

Ernest R. Verebelyi(8)	32,500	109,989	107	142,596

David J. Wilson(9)	—	—	—	—
(1)

For each director, the amount set forth in the fees earned or paid in cash column reflects the annual director cash retainer in the amount of $65,000. In addition, for Mr. Fleming includes the Chairman of the Board fee earned for fiscal 2021 in the amount of $45,000 and for Messrs. McCarthy, Mitts and Trumbull and Ms. Roedel includes committee chair fees earned for fiscal 2021.

(2)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards of common stock ($60,009 for each director) and RSUs ($49,980 for each director). The grant date fair value for each share of restricted stock and RSUs is equal to the market price of our common stock on the date of grant. This figure includes the 1,500 RSUs granted annually, which vest over three years, as well as the $60,009 in shares of common stock that were granted with immediate vesting provisions.

(3)

As the Company’s director compensation program includes RSUs that vest over a three-year period, the following directors held the following number of unvested RSUs as of March 31, 2021: Mr. Aghili: 2,625 unvested RSUs; Ms. Beliveau-Dunn: 1,500 unvested RSUs; Mr. Fleming: 2,625 unvested RSUs; Mr. McCarthy: 2,625 unvested RSUs; Mr. Mitts: 2,625 unvested RSUs; Mr. Pinchuk 2,625 unvested RSUs; and Ms. Roedel: 2,625 unvested RSUs.

(4)	All other compensation column consists of cash received in lieu of fractional shares.

30	2021 PROXY STATEMENT

CORPORATE GOVERNANCE POLICY

(4)	All other compensation column consists of cash received in lieu of fractional shares.
(5)	No additional fees are paid for attendance at Board or committee meetings. Our directors are reimbursed for reasonable expenses incurred in attending such meetings.
(6)

Mr. Fleming served as Interim President and Chief Executive Officer until June 1, 2020. The amounts presented in this table represent the fees earned by Mr. Fleming during fiscal 2021 in his capacity as Chairman of the Board, including $45,000 for his service as Chairman of the Board after the completion of his service as our Interim President and Chief Executive Officer. For more information about the full amount earned by Mr. Fleming during fiscal 2021, including for his service as Interim President and Chief Executive Officer and as Chairman of the Board, see “—Summary compensation table” below.

(7)	Mr. Trumbull served as a director of the Company until August 29, 2020 when he passed following a long illness.
(8)

Mr. Verebelyi deferred 100% of the cash retainer into the Columbus McKinnon Nonqualified Deferred Compensation Plan. Mr. Verebelyi served as a director of the Company until his retirement on July 20, 2020.

(9)	Mr. Wilson received no separate compensation as a director of the Company.

2021 PROXY STATEMENT	31

OUR EXECUTIVE OFFICERS

Name	Age	Position

Richard H. Fleming	73	Chairman and Interim President and Chief Executive Officer (January 10, 2020 to June 1, 2020,)

David J. Wilson	52	President and Chief Executive Officer Elect, Starting Date June 1, 2020

Bert A. Brant	60	Vice President Global Manufacturing Operations

Appal Chintapalli	46	Vice President Engineered Products Group

Alan S. Korman	60	Vice President Corporate Development, General Counsel, CHRO & Secretary

Mario Y. Ramos Lara	48	Vice President Global Product Development

Peter M. McCormick	59	Vice President Crane Solutions Group

Mark Paradowski	51	Vice President Information Services

Gregory P. Rustowicz	61	Vice President Finance and Chief Financial Officer and Treasurer

Kurt F. Wozniak	57	Vice President Industrial Products Group

All of our executive officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Shareholders and serve at the discretion of our Board of Directors. There are no family relationships between any of our officers or Directors. Mr. Peter M. McCormick will depart as Vice President-Crane Solutions effective as of June 30, 2021, after which date Mr. McCormick has indicated that he intends to retire. Recent business experience of our executive officers who are not also Directors follows:

Bert A. Brant joined the Company in February 2018 as V.P. Global Manufacturing Operations. Prior to that he was SVP, Global Operations for Colfax Fluid Handling, a division of Colfax Corporation. Prior to joining Colfax in 2014, he led operations in the U.S., Mexico and Canada for Apex Tool Group. He held other manufacturing and operational leadership roles at Pergo LLC, Rexnord Corporation and Denso Manufacturing, where he was trained by Toyota in Japan on the Toyota Production System.

Appal Chintapalli joined the Company in March 2018 as the VP of Engineered Products. Prior thereto, he was General Manager and Vice President of IT & Edge Infrastructure EMEA in Germany for Vertiv. Previously, he worked in a number of positions for Emerson including Vice President of Marketing for Emerson Network Power EMEA in London, UK, and in the U.S., Vice President of Enterprise Services for the Emerson Climate Division, and Corporate Marketing Manager. Appal holds an MBA from Harvard Business School, and a Bachelor and Master of Science in Chemical Engineering.

Alan S. Korman joined the Company in January 2011 as General Counsel and Assistant Secretary. In July 2011, he was elected V.P., General Counsel and Corporate Secretary. In 2015 he assumed the role of Corporate Development and in November 2017 the role of Chief Human Resources Officer. From 1994 until January 2011, he served in various senior executive positions of responsibility at Ivoclar Vivadent, Inc., including Vice President, General Counsel and Secretary, and President of Pentron Ceramics, Inc.

Mario Y. Ramos Lara joined the Company in June 2018 as Vice President, Global Product Development. Prior thereto, he spent 18 years in various roles at Schneider Electric, most recently Vice President, Strategic Marketing, Product Management and Partnerships for Schneider’s Final Distribution line of business. Other positions at Schneider included Vice President, Global Engineering, Director of Engineering for Low and Medium Voltage Equipment and Director, Global Technology Center in Monterrey, Mexico. Mario holds an MBA from Vanderbilt, and a Bachelor and Master of Science in Mechanical Engineering.

32	2021 PROXY STATEMENT

OUR EXECUTIVE OFFICERS

Peter M. McCormick joined the Company in 2015 with the acquisition of Magnetek. He served as President/CEO of Magnetek from 2008 until 2016. From 2006 to 2008 he was Executive VP and COO of Magnetek. In 2016 he assumed the role of Integration Manager STAHL. In 2017 he was appointed Vice President Crane Solutions Group.

Mark Paradowski joined the Company in 1997 as a Technical Manager. In August 2013, he was named Vice President—Information Services. Prior to that, he served as Director—Global Information Systems after having served as Director Information Services. Before joining the company, Mr. Paradowski held various positions with Oracle Corporation and Electronic Data Systems (EDS).

Gregory P. Rustowicz joined the Company in August 2011 as Vice President—Finance and Chief Financial Officer. From 2007, he was Vice President Finance and Corporate Treasurer at Momentive Performance Materials Inc. Prior thereto, he spent 20 years in various financial management positions for PPG Industries, Inc., including Group CFO for the Glass, Fiber Glass and Chemicals Businesses, CFO for Transitions Optical, Inc., and Assistant Treasurer and Global Credit Director. Prior to PPG, he worked as a CPA for KPMG.

Kurt F. Wozniak joined Columbus McKinnon in 1999. He was named V.P. Industrial Products Group in 2017. Prior thereto, he was Vice President—Americas on April 1, 2014. Since July 2012, he served as the Vice President—Latin America. Prior to that, he had been Managing Director – Latin America since July 2010. He has also served as Director, Corporate Development and Director, Materials Management. Previously, Mr. Wozniak was a management consultant with Ernst & Young LLP.

2021 PROXY STATEMENT	33

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of May 12, 2021 regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our executive officers named in the Summary Compensation Table and (iv) by all of our executive officers and Directors as a group. The business address of each of the executive officers and Directors is 205 Crosspoint Parkway, Buffalo, New York 14068.

Directors, Officers and 5% Shareholders	Number Of Shares(1)	Percentage Of Class(13)

Richard H. Fleming(2)	61,276	*

David J. Wilson(3)	74,943	*

Nicholas T. Pinchuk(2)	48,550	*

Liam G. McCarthy(2)	45,123	*

Heath A. Mitts(2)	19,441	*

Kathryn V. Roedel(2)	6,594	*

Aziz S. Aghili(2)	6,594	*

Jeanne Beliveau-Dunn(4)	901

Peter M. McCormick(5)	56,517	*

Alan S. Korman(6)	44,776	*

Gregory P. Rustowicz(7)	87,959	*

Kurt F. Wozniak(8)	57,859	*

All Directors and Executive Officers as a Group (18 persons)(9)	600,029	2.14%

Columbus McKinnon Corporation Employee Stock Ownership Plan	215,675	*

Dimensional Fund Advisors LP(10)	1,574,465	5.62%

BlackRock, Inc.(11)	1,827,451	6.53%

Macquarie Group Ltd.(12)	1,458,772	5.21%
*	Less than 1%
(1)

Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

(2)	Does not include 2,647 Restricted Stock Units held by each of Messrs. Fleming, Pinchuk, McCarthy, Mitts and Aghili, and Ms. Roedel.
(3)

Includes (i) 12,334 shares of common stock owned directly; (ii) 41,905 shares of restricted stock units which are subject to forfeiture, of which 7,607 shares of restricted stock units vest within 60 days; and (iii) 20,704 shares of common stock issuable under options granted to Mr. Wilson which are exercisable within 60 days. Excludes 41,408 shares of common stock issuable under options granted to Mr. Wilson which are not exercisable within 60 days.

(4)	Does not include 1,507 Restricted Stock Units held by Ms. Beliveau-Dunn.
(5)

Includes (i) 25,260 shares of common stock owned directly; (ii) 17,584 shares of restricted stock units which are subject to forfeiture, of which 9,005 shares of restricted stock units vest within 60 days; and (iii) 13,673 shares of common stock issuable under options granted to Mr. McCormick which are exercisable within 60 days. Excludes 17,369 shares of common stock issuable under options granted to Mr. McCormick which are not exercisable within 60 days.

(6)

Includes (i) 11,419 shares of common stock owned directly; (ii) 302 shares of common stock allocated to Mr. Korman’s ESOP account; (iii) 21,514 shares of restricted stock units which are subject to forfeiture, of which 10,131 shares of restricted stock units vest within 60 days; and (iv) 11,541 shares of common stock issuable under options granted to Mr., Korman which are exercisable within 60 days. Excludes 15,127 shares of common stock issuable under options granted to Mr. Korman which are not exercisable within 60 days.

34	2021 PROXY STATEMENT

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

(7)

Includes (i) 40,367 shares of common stock owned directly; (ii) 242 shares of common stock allocated to Mr. Rustowicz’s ESOP account; (iii) 29,257 shares of restricted stock units which are subject to forfeiture, of which 14,271 shares of restricted stock units vest within 60 days; and (iv) 18,093 shares of common stock issuable under options granted to Mr. Rustowicz which are exercisable within 60 days. Excludes 23,463 shares of common stock issuable under options granted to Mr. Rustowicz which are not exercisable within 60 days.

(8)

Includes (i) 26,890 shares of common stock owned directly; (ii) 1,609 shares of common stock allocated to Mr. Wozniak’s ESOP account; (iii) 17,216 shares of restricted stock units which are subject to forfeiture, of which 8,619 shares of restricted stock units vest within 60 days; and (iv) 12,144 shares of common stock issuable under options granted to Mr. Wozniak which are exercisable within 60 days. Excludes 16,465 shares of common stock issuable under options granted to Mr. Wozniak which are not exercisable within 60 days.

(9)

Includes options to purchase an aggregate of 98,908 shares of common stock issuable to certain executive officers which are exercisable within 60 days. Excludes (i) the shares of common stock owned by the ESOP, except for an aggregate of 3,655 shares allocated to the respective ESOP accounts of our executive officers; and (ii) options to purchase an aggregate of 154,018 shares of common stock issued to certain executive officers which are not exercisable within 60 days.

(10)

Information with respect to Dimensional Fund Advisors LP is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2021. Based solely upon information in this Schedule 13G/A, Dimensional Fund Advisors LP has sole dispositive power with respect to all of such shares of common stock. The stated business address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(11)

Information with respect to BlackRock, Inc. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2021. Based solely upon information in this Schedule 13G/A, BlackRock, Inc. has sole dispositive power with respect to all of such shares of common stock. The stated business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(12)

Information with respect to Macquarie Group Limited is based on a Schedule 13G/A jointly filed by Macquarie Group Limited, Macquarie Bank Limited, Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust with the Securities and Exchange Commission on February 12, 2021. Based solely upon information in this Schedule 13G/A, Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust have sole dispositive power with respect to 1,449,163 shares of common stock. The stated business address of Macquarie Group Limited is 50 Martin Place, Sydney, New South Wales, Australia.

(13)	Percentage was computed based upon 28,000,000 shares outstanding as of May 12, 2021.

2021 PROXY STATEMENT	35

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, we are in compliance with all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners during the fiscal year ended March 31, 2021, except for the late filing of the Form 4’s in connection with restricted stock units granted to Messrs. Rustowicz and Korman on July 20, 2020. The late Form 4 filings were due to the timing of information received on the issuance of the grants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews and makes recommendations where appropriate to the Board of Directors with respect to all related party transactions and relationships. Pursuant to Regulation S-K 404, Code of Conduct and Legal Ethics and Business Compliance Manual and the annual directors’ and officers’ questionnaires that require disclosure of transactions or relationships that may constitute conflicts of interest or require disclosures or affect an independence determination under applicable SEC rules.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our Directors, officers and employees at no additional compensation. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

SHAREHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our 2020 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, by U.S. mail, postage prepaid, to our Corporate Secretary, Alan S. Korman, at Columbus McKinnon Corporation, 205 Crosspoint Parkway, Buffalo, New York 14068. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received.

In addition, under our By-laws, any shareholder who intends to nominate a candidate for election to the Board or to propose any business at our 2021 annual meeting (other than precatory (non-binding) proposals presented under Rule 14a-8) pursuant to the advance notice provisions of the By-Laws, must give notice to our Corporate Secretary not less 90 days nor more than 120 days prior to the first anniversary of the 2020 Annual Meeting. In each case, the notice must include information specified in

36	2021 PROXY STATEMENT

SHAREHOLDERS’ PROPOSAL

our By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to our stock. In the event the date of the 2021 Annual Meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the shareholder, to be timely, must be so delivered, or mailed and received, not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall any adjournment or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In addition to the information required in a notice of a proposal, a notice to our Corporate Secretary with respect to nominations must contain certain information regarding each proposed nominee for director. Further information regarding proposals or nominations by shareholders can be found in Section 1.11 of the Company’s By-Laws. If our Board of Directors or a designated committee determines that any proposal or nomination was not made in a timely fashion or fails to meet the information requirements of Section 1.11, such proposal or nomination will not be considered.

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

CONTACTING THE BOARD OF DIRECTORS

Our Board of Directors has adopted a written policy regarding communications with our Board of Directors. A copy of this policy is posted on the Investor Relations section of the Company’s website at www.columbusmckinnon.com.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our orientation programs familiarize new directors with our Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. Throughout the year we also present educational materials including a membership to the National Association of Corporate Directors to the Board to assist our directors in maintaining skills and knowledge necessary or appropriate for the performance of their responsibilities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between any member of our Compensation and Succession Committee or any of our executive officers and any member of any other company’s board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past. No member of our Compensation and Succession Committee was, during fiscal year 2021 or prior thereto, an officer or employee of our Company or any of our subsidiaries.

2021 PROXY STATEMENT	37

REPORT OF THE AUDIT COMMITTEE

Review of Our Audited Financial Statements

Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m) of the Securities Exchange Act of 1934 and Section 3 of the Sarbanes-Oxley Act of 2002 and under Rule 5605 of the NASDAQ Stock Market, Inc., listing standards as currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that Mr. Mitts qualifies as “an Audit Committee financial expert.”

The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by the Company’s independent registered public accounting firm. However, as a matter of course, we will not engage any outside accountants to perform any significant audit or non-audit services without the prior approval of the Audit Committee.

The Audit Committee has reviewed and discussed with our management our audited financial statements for the fiscal year ended March 31, 2021. The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees.”

The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP, pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of Ernst & Young LLP with that firm.

Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 for filing with the Securities and Exchange Commission.

Heath A. Mitts, Chair

Liam G. McCarthy

Kathryn V. Roedel

Aziz S. Aghili

May 16, 2021

38	2021 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Report on Executive Compensation

The Compensation and Succession Committee of the Board of Directors recommends the compensation for our President and Chief Executive Officer and Chief Financial Officer to the full Board of Directors for approval and approves the compensation for our other executive officers. This Committee is composed entirely of Directors who are neither executive officers nor employees (“associates”) of our Company. In addition, the Compensation and Succession Committee recommends grants under our 2016 Long Term Incentive Plan, as Amended in 2019, and oversees the administration of other compensation plans and programs.

The Compensation and Succession Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed it with management. In reliance on the reviews and discussions referred to above, the Compensation and Succession Committee recommended to the Board of Directors (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended March 31, 2021 for filing with the Securities and Exchange Commission.

Liam G. McCarthy, Chair Jeanne Beliveau-Dunn Heath A. Mitts Nicholas T. Pinchuk Kathryn V. Roedel

May 16, 2021

2021 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Practices

What We Do	What We Don’t Do

Pay for Performance Philosophy	No Excise Tax Gross Ups Upon Change-in-Control

Minimum Stock Ownership Policy for Named Executive Officers (“NEOs”)	No Excessive Executive Perquisites

Double Trigger Equity Acceleration Upon a Change-in-Control	No Tax Gross Ups on Perquisites or Benefits

Independent Consultant Retained by Compensation & Succession Committee	No Repricing of Underwater Stock Options Without Stockholder Approval

Regular Review of Share Utilization	No Inclusion of Long-term Incentive Awards in Severance or Retirement Benefit Calculations

Maintain a Clawback Policy	No Permitted Hedging, Short Sales or Derivative Transactions in Company stock
Review Compensation Related Risks	No Guaranteed Salary Increases or Guaranteed Annual Incentive Bonuses for NEOs

Overview, Philosophy and Objectives

We are one of the world’s largest producers of hoists with a leading precision conveyors platform that, we believe, is poised for significant growth. We are the number one producer of hoists in the

United States and the second largest producer globally. Our Dorner brand is a leading North American manufacturer of precision conveying systems. We achieved our leadership position in

40	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

hoists, material handling digital power control systems and high precision conveyor systems through strategic acquisitions, our extensive, diverse and well-established distribution channels and product innovation and quality. The substantial breadth of our product offering and broad distribution channels in the United States and Europe provide us a strategic advantage in our markets. We provide highly relevant, professional-grade solutions for solving customers’ critical material handling requirements with intelligent motion across broad geographic coverage through expansive distribution channels in approximately 50 countries. With over 145 years of product innovation and approximately 3,000 employees providing expertise worldwide, we believe that we are a seasoned leader with an extensive history of safely, efficiently, ergonomically and intelligently moving materials.

The successful execution of our business strategy depends on our ability to attract, motivate, reward and retain executive talent with the skills to foster innovative product and service development and grow the business in developing markets with the greatest opportunity. Our executive compensation program is guided by the following objectives:

•	Our compensation program should be comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, designed to support our objective of providing superior value to shareholders and customers;

•	Our compensation program should be designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results;

•	The Company places the majority of pay “at risk” for senior executives, with the variable component of pay increasing with responsibility;

•	The Compensation and Succession Committee (the “Compensation Committee”) designed the fiscal 2021 executive compensation program so that performance-based pay elements (Annual Incentive Pay and Long-Term Incentive Awards) comprised a significant portion of total compensation in support of the Compensation Committee’s objective to align the NEO’s interests with those of our shareholders; and

•	Each year, our Compensation Committee works closely with the Company’s leadership team to refine our executive compensation program to clearly articulate its objectives to our executives and to emphasize our focus on performance-based compensation so that executives are rewarded for results that create long-term shareholder value.

Overview of Fiscal 2021 Performance-Based Compensation

For fiscal 2021, our priorities focused on increasing shareholder value by driving profitable growth. Accordingly, our Annual Incentive Plan for fiscal 2021 was designed to focus on increasing consolidated operating income, targeted business unit operating income and free cash flow for paying down debt. Due to the COVID-19 pandemic, target payouts under our Annual Incentive Plan for fiscal 2021 were reduced by 50%.

Our NEOs received one-third of their fiscal 2021 long-term incentive compensation in the form of performance RSUs (“PSUs”), which are contingent upon achievement of return on invested capital (“ROIC”) goals based on final fiscal 2023 results. For the fiscal 2021 grants, the performance period was changed from two years to three years to smooth the near-term impact of the COVID-19 pandemic.

The Compensation Committee’s Role

The Compensation Committee establishes performance objectives for the Chief Executive Officer (“CEO”) based on our annual business plan and long-term strategic goals approved by the Board. Progress against these goals is monitored by the Compensation Committee on a quarterly basis. The Compensation Committee evaluates the CEO’s performance against these

2021 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

goals annually, with input to the evaluation from all independent directors. The Compensation Committee also considers market data validated by our independent compensation consultant, comparisons of our performance to our peers, strategic achievements during the year, such as acquisitions and their integration into our business and value-creating divestitures. Based on these factors, the Compensation Committee makes recommendations concerning base salary increases, annual incentive award targets and payments under the Annual Incentive Plan and targets and awards under our long-term incentive program. The Compensation Committee has regularly scheduled executive sessions to discuss CEO performance and compensation and other matters without any executive officers present. All aspects of the CEO’s compensation are approved by our full Board upon recommendations made by the Compensation Committee, which is comprised entirely of independent directors.

Except for the CEO and Chief Financial Officer (“CFO”), the Compensation Committee reviews and approves base salary increases, Annual Incentive Plan targets and awards, long-term incentive program targets and awards and similar arrangements for the other NEOs in the summary compensation table below after receiving recommendations from our CEO with input from the Chief Human Resource Officer (“CHRO”) and our independent compensation consultant. The Compensation Committee makes the final decision and approves compensation decisions for all NEOs, as well as all other executive officers, except for the CEO and CFO. All aspects of the CEO’s and CFO’s compensation are finally approved by our full Board.

Compensation Committee Advisors

The Compensation Committee has the authority under its charter to engage the services of outside consultants to determine the scope of the consultants’ services and to terminate such consultants’ engagement. In fiscal 2021, the Compensation Committee continued its engagement of Exequity LLP (“Exequity”), an independent compensation consulting firm, to advise the Compensation Committee on certain matters related to executive compensation including:

•	Our compensation program should be comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, designed to support our objective of providing superior value to shareholders and customers;

•	Our compensation program should be designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results; and

•	Our business success depends on our ability to attract and retain executive talent by providing competitive compensation opportunities.

In fiscal 2021, Exequity reviewed market data based upon the Company’s target labor market for executive talent, presented market trends, proposed compensation and consulted on compliance issues. Additionally, Exequity attended in person or by telephone all Compensation Committee meetings.

Management’s Role in the Compensation-Setting Process

Our management is involved in the following executive compensation processes: (1) the CHRO develops and oversees the creation of background and supporting materials for distribution to the Compensation Committee prior to its meetings; (2) the CEO and CHRO attend all Compensation Committee meetings, except the executive sessions of the meetings; (3) the CEO and CHRO annually present and make recommendations to the Compensation Committee relating to annual incentives and long-term incentive plan designs and changes, if warranted; (4) the CEO recommends to the Compensation Committee base salary, target annual incentive and target long-term incentive adjustments for all executives, excluding the

42	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CEO; (5) the CHRO receives executive session decisions, actions and underlying rationale for implementation, as appropriate, following the Compensation Committee’s executive sessions;

and (6) the CHRO regularly consults with and briefs the Compensation Committee chairman between scheduled Compensation Committee meetings.

Elements of Our Compensation Program for NEOs

Our compensation philosophy and objectives are achieved by using the following elements in our compensation program for NEOs:

Element	Description	Key Objective

Base Salary	Provide a fixed level of current cash compensation consistent with the executive’s primary duties and responsibilities	Designed to be market competitive and enable us to attract and retain talented executives

Short-Term Incentives—Annual Incentive	Provide “at risk” compensation directly tied to attainment of annual key business objectives	Designed to motivate and reward achievement of financial, operational and strategic goals

Long-Term Incentives—Stock Options	Align executives with shareholders and offer retention with gradual vesting schedule. Provide motivation for long-term goals and overall growth	Designed to be market competitive, motivate and reward achievement of stock price growth and align executive’s interests with those of the shareholder

Long-Term Incentives— Restricted Stock Units (Time-based)	Align executives with shareholders and offer retention with gradual vesting schedule. Provide motivation for long-term goals and overall growth	Designed to retain executives and align their interests with those of our shareholders

Long-Term Incentives— Restricted Stock Units (Performance-based)	Provide variable compensation based on performance achieved against pre-established goals	Designed to retain executives and align their interests with those of our shareholders

Retirement Benefits	Provide comprehensive retirement savings vehicles through qualified and non-qualified plans. Supports retention with gradual vesting schedule	Market-based retirement programs targeted to attract and retain talented executives while encouraging retirement savings
Severance	Provide severance protection equal to one week of salary for every year of service	Designed to be competitive in the market and allow for the attraction of talented candidates

2021 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Policies and Practices

In administering the compensation program, the Compensation Committee relies on market information provided periodically by its independent compensation consultant. For evaluating compensation, the Compensation Committee reviews compensation data for industrial companies of comparable size, which reflect the types of companies with which we compete for talent. Here, we use a broader industrial market reference because the number of direct product and service market competitors is limited. Many of the companies that provide similar products and services are either privately held, headquartered overseas, or part of a larger enterprise; therefore, executive compensation data may be either unavailable or of limited applicability to the U.S. labor market in which we principally compete. Historically, we have used a peer group for evaluating compensation. The peer group incorporates companies that we consider to be primary competitors for talent and capital. The peers consist of industrial companies of comparable size to us (generally one-half to twice our size in terms of revenue), which typically have significant associate populations in manufacturing, product engineering and sales. The compensation peer group for fiscal 2021 consisted of the following 22 companies:

Fiscal 2021 Peer Group

Alamo Group Inc.	Albany International Corp.	Altra Industrial Motion Corp.

Astec Industries Inc.	Barnes Group Inc.	Chart Industries, Inc.

CIRCOR International, Inc.	Commercial Vehicle Group, Inc.	Enerpac Tool Group Corp.

EnPro Industries, Inc.	ESCO Technologies Inc.	Federal Signal Corporation

L.B. Foster Company	Franklin Electric Co., Inc.	Graco Inc.

Kadant Inc.	Lydall, Inc.	The Manitowoc Company, Inc.

NN, Inc.	RBC Bearings Incorporated	Standex International Corporation

Tennant Company

The compensation consultant reviewed the market data for the peer group with members of management and the CEO to obtain their views on the relative value of each position and differences in responsibilities between our jobs and those in the comparator groups. In addition, we also consider data from compensation surveys published by leading compensation consultants and advisory firms including Mercer and Willis Towers Watson.

The survey analysis targets companies of comparable size in the manufacturing sector, supplemented with general industry data as needed. The analysis of both the peer group and published surveys includes review of target and actual base salary, annual bonus, long-term compensation and total compensation.

Our Target Pay Mix

The total compensation package for our executive officers consists of base salary, annual incentives, long-term incentives and benefits. In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives, expectations of our shareholders and our own subjective assessment of individual executives’ performance, growth and future potential. We have chosen a target mix of base salary, annual incentives and long-term incentives that generally reflects our peer industrial companies, with actual

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COMPENSATION DISCUSSION AND ANALYSIS

pay mix based on the performance of our Company and of the individual. Peer company practices will continue to be monitored as one reference point as we make decisions regarding target pay mix. However, we will also continue to make strategic decisions based on our unique business objectives and circumstances, which may differ from peer company practices and circumstances. We believe the current target pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long-term objectives in support of our business strategy; it satisfies the need for flexibility to motivate and reward exceptional performance.

The following table shows the dollar values and pay mix percentages of our fiscal 2021 target direct pay opportunities for our NEOs:

Executive Officer(1)	Base Salary ($)	Annual Incentive Target Opportunity ($)(2)	Total Cash Compensation Opportunity ($)	Long-Term Incentive Target Opportunity ($)	Total Target Pay Opportunity ($)

David J. Wilson	750,000	375,000	1,125,000	1,800,000	2,925,000

President and Chief Executive Officer	25%	13%	38%	62%	100%

Gregory P. Rustowicz	415,403	135,006	550,409	498,484	1,048,893

Vice President Finance and Chief Financial Officer	39%	13%	52%	48%	100%

Peter M. McCormick	373,320	93,330	466,650	373,320	839,970

Vice President—Crane Solutions	45%	10%	55%	45%	100%

Kurt F. Wozniak	355,103	97,653	452,756	355,103	807,859

Vice President—Industrial Products	44%	12%	56%	44%	100%

Alan S. Korman	357,958	98,439	456,397	322,162	778,559

Vice President Corporate Development, General Counsel and CHRO	46%	13%	59%	41%	100%
(1)

Mr. Fleming served as Interim President and Chief Executive Officer until June 1, 2020. Mr. Fleming continues to serve as the Chairman of the Board. Given Mr. Fleming’s limited period of service as Interim President and Chief Executive Officer of the Company during fiscal 2021, he has been omitted from this target direct pay opportunity table. For information on amounts earned by Mr. Fleming in his capacity as Chairman of the Board, see “—Director Compensation” above. For more information on the full amount earned by Mr. Fleming during fiscal 2021, including for his service as Interim President and Chief Executive Officer and as Chairman of the Board, see “—Summary Compensation Table” below.

(2)	Fiscal 2021 Annual Incentive Plan Targets were reduced by 50% due to the COVID-19 pandemic.

Compensation Decisions

Actual compensation levels are a function of Company and individual performance as described under each specific compensation element below. When making pay decisions, the Compensation Committee considers the competitiveness of individual elements of compensation, as well as the aggregate sum of base salary, annual incentives and the expected value of long-term incentives (determined at grant) for an executive officer. Awards are generally prorated if a NEO is promoted during the year, based on the timing of the promotion. The Compensation Committee may also consider salary increase history, past incentive awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards. Under the Annual Incentive Plan and PSU grant, initial awards are determined based upon target values established for each of the NEOs and then adjusted upon comparison of actual performance to pre- established criteria. The Compensation Committee retains the discretion to decrease the size of individual awards in situations where an executive officer’s individual performance falls below expectations. Final decisions on any major

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COMPENSATION DISCUSSION AND ANALYSIS

element of compensation, as well as total compensation for executive officers, are made by the Compensation Committee or the Board. Our Compensation Committee is comprised entirely of independent directors, and our CEO does not participate in discussions related to his compensation when presented to the Board.

The Compensation Committee’s Position on Compensation and Excessive Risk

In establishing the structure and levels of executive compensation, the Compensation Committee has been mindful of the potential for risk taking by management to achieve certain target or above target incentives. The Compensation Committee has sought to balance fixed and variable compensation, short-term and long-term compensation, the performance metrics used in determining incentive compensation and the level of in-service and post-retirement benefits to mitigate unnecessary or excessive risk taking.

Additionally, the Company has adopted policies and programs, which encourage management not to take excessive risks including:

•	a minimum Earnings before Interest and Taxes (“EBIT”) trigger, which must be satisfied before any payouts can be made under the Annual Incentive Plan;

•	stock Ownership guidelines for all officers; and

•	a comprehensive Clawback Policy.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation appropriate to attract and retain key executives and to underpin the cyclic nature of our business that can cause fluctuations in variable compensation from year to year. The Compensation Committee reviews base salaries on an annual basis, recommends adjustments to the CEO’s and CFO’s salaries to the Board and approves adjustments for other NEOs. Salary adjustments are based on an assessment of the individual executive’s performance and our goal of achieving market parity with the salaries of executives in the competitive market, recognition of promotion or other increases in responsibility, the scope of the executive’s role relative to our other executives and the general economic environment impacting the Company. History of salary increases may also be reviewed and considered. Mid-year adjustments are considered when there is a significant change in the executive’s role or responsibility.

The Compensation Committee has recommended that any adjustments to salary for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each segment of our business that such executive officer oversees, as well as his or her contributions to our overall direction. Long-term growth in shareholder value is an important factor. The results of executive officers’ performance evaluations, as well as their demonstration and support of the Company’s values, including strong ethics, leadership and sound corporate governance, form a part of the basis of the Compensation Committee’s decision to approve, at its discretion, or recommend to the Board for the CEO and CFO, future adjustments in base salaries of our executive officers.

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COMPENSATION DISCUSSION AND ANALYSIS

Base salaries were not adjusted in 2020 due to the COVID-19 pandemic:

Executive Officer	Fiscal 2020 Base Salary Adjustments ($)	Fiscal 2021 Base Salary ($)	Percentage Change

Richard H. Fleming(1) Chairman of the Board and Interim President and Chief Executive Officer	—	300,000	—

David J. Wilson(2) President and Chief Executive Officer	—	750,000	—

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	—	415,403	—

Peter M. McCormick Vice President—Crane Solutions	—	373,320	—

Kurt F. Wozniak Vice President—Industrial Products	—	355,103	—

Alan S. Korman Vice President Corporate Development, General Counsel and CHRO	—	357,958	—

(1)

Mr. Fleming served as Interim President and Chief Executive Officer until June 1, 2020. This amount represents the base salary for Mr. Fleming assuming that he served as our Interim President and Chief Executive Officer for all of fiscal 2021. Mr. Fleming continues to serve as the Chairman of the Board. For more information on amounts earned by Mr. Fleming in his capacity as Chairman of the Board, see “—Director Compensation” above. For more information on the full amount earned by Mr. Fleming during fiscal 2021, including for his service as Interim President and Chief Executive Officer and as Chairman of the Board, see “—Summary Compensation Table” below.

(2)

Mr. Wilson assumed the role of President of Chief Executive Officer on June 1, 2020. This amount represents the base salary for Mr. Wilson assuming that he served as our President and Chief Executive Officer for all of fiscal 2021.

Annual Incentive Plan

The purpose of the Annual Incentive Plan is to attract, motivate, reward and retain highly qualified executives on a competitive basis and provide financial incentives that promote Company success.

At the beginning of each fiscal year, our Compensation Committee recommends, and our Board approves, the key measures or “Drivers” for the Annual Incentive Plan. The Annual Incentive Plan focuses on the short-term goals that are most important to our success over the fiscal year and that are generally within the control of the participants. It is the policy and ongoing intention of our Board to establish targeted performance levels for each Driver at the beginning of the fiscal year or the start of the respective performance period. Targeted performance levels are generally set for our Company as a whole, but may also encompass individual business units, groups, divisions, or individual performance levels, as appropriate.

Drivers and targeted performance levels are based on the Board’s assessment of our priorities, outlook, current and projected economic conditions and other pertinent factors, and are intended to be challenging, but achievable with significant and effective effort.

The Board reviews audited year-end results to determine whether targeted performance levels have been met.

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COMPENSATION DISCUSSION AND ANALYSIS

The Board retains discretion to cap, reduce, or eliminate payments under the Annual Incentive Plan. The Board also determines the weighting to be assigned to each Driver. For most Drivers, goals are set at threshold, target and maximum levels. Payouts for these Drivers are determined by multiplying the appropriate weighting by the percentages outlined in the table below; linear interpolation is used to determine percentages when performance falls between levels. The aggregate payout to any NEO may not exceed 200% of target.

Driver Performance Level	Percentage of Target (to be multiplied by weight for each Driver)

Maximum Performance Level (or higher)	200%

Target Performance Level	100%

Threshold Performance Level	50%

Below Threshold Performance Level	0%

Fiscal 2021 Annual Incentive Plan Design

The Annual Incentive Plan (“AIP”) for fiscal 2021 was designed to help us focus on increasing profitability while managing our strategic priorities to position the Company for longer-term profitable growth. For fiscal 2021, forty percent (40%) of our NEOs’ target was based on EBIT at the consolidated level, forty percent (40%) was based on consolidated Free Cash Flow (which we define as cash flow from operations less capital expenditures) and twenty percent (20%) was Strategic Goals. Drivers and associated weightings for fiscal 2021, which were established by the Board for each executive officer, are shown below. Lastly, no AIP will be earned unless Consolidated EBIT is positive.

Financial Measures and Weights—80% of Plan and Strategic Goals—20% of Plan

Fiscal 2021 drivers (April 1, 2020 to March 31, 2021)	Richard H. Fleming	David J. Wilson	Gregory P. Rustowicz	Peter M. McCormick	Kurt F. Wozniak	Alan S. Korman

Consolidated EBIT	—	40%	40%	—	—	40%

Industrial Products EBIT	—	—	—	—	40%	—

Crane Solutions Group EBIT	—	—	—	40%	—	—

Consolidated Free Cash Flow	—	40%	40%	40%	40%	40%

Strategic Goals (Key Business Objectives)	—	20%	20%	20%	20%	20%

Results

The fiscal year 2021 financial targets, performance achieved as a percent of target, and the fiscal year 2021 payout percentages under each Driver are shown below:

	Fiscal 2021 Annual Incentive Plan— EBIT and Free Cash Flow (Dollars in Millions)

Fiscal 2021 Drivers (April 1, 2020—March 31, 2021)	Threshold ($)	Target ($)	Maximum ($)	Result ($)	Fiscal 2021 Performance % of Target
Consolidated EBIT(1)	38.3	45.0	51.8	48.9	157%
Industrial Products EBIT(1)	45.1	53.1	61.1	48.8	73%
Crane Solutions Group EBIT(1)	21.7	25.5	29.3	28.3	174%
Consolidated Free Cash Flow(1)	32.4	36.0	39.6	86.6	200%
Strategic Goals (Key Business Objectives)(2)		0% to 200%			180%

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(1)	Fiscal 2021, EBIT and Free Cash Flow were adjusted to eliminate the impact of divestitures, foreign exchange and certain other one-time items.
(2)	Strategic Goals percentage payout could range from 0% to 200%. Average NEOs Strategic payout was 180%.

Annual incentive targets, strategic and overall achievement percentages, as well as, the overall incentive payment as a percentage of base salary awarded for fiscal 2021 are shown below:

Executive Officer	Annual Incentive Plan Target for Fiscal 2021 (% of Base Salary)(1)	Overall Annual Incentive Plan Rating (% of Adjusted Target Award)(2)	Actual Payout Based on Performance Achieved (% of Base Salary)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer	—	—	—

David J. Wilson President and Chief Executive Officer	50%	183%	91%

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	33%	183%	59%

Peter M. McCormick Vice President—Crane Solutions	25%	180%	45%

Kurt F. Wozniak Vice President—Industrial Products	28%	139%	38%

Alan S. Korman Vice President Corporate Development, General Counsel and CHRO	28%	183%	50%
(1)	Fiscal 2021 Annual Incentive Plan targets were reduced by 50% due to the COVID-19 pandemic.
(2)	Overall Annual Incentive Plan Ratings were rounded to the nearest whole decimal.

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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Plan

The objectives of our long-term incentive program are to:

•	link executive compensation and our long-term performance;

•	better align key associates with our business strategies and with our shareholders’ interests; and

•	provide opportunity for long-term compensation that is competitive with peer companies and sufficient to attract and retain executive talent to effectively manage our business objectives.

In developing target levels for long-term incentive compensation for NEOs in conjunction with our current equity-based compensation strategy, the following factors were considered:

•	a competitive analysis;

•	the impact of the NEOs’ roles within our Company; and

•	the cost and share usage associated with the proposed plan.

Executive Officer	Long-Term Incentive Target for Fiscal 2021 (% of Base Salary)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer	—

David J. Wilson President and Chief Executive Officer	240%

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	120%

Peter M. McCormick Vice President—Crane Solutions	100%

Kurt F. Wozniak Vice President—Industrial Products	100%

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	90%

In fiscal 2021, the target long-term incentive mix for our NEOs consists of non-qualified stock options (one-third of target value), restricted stock or RSUs (one-third of target value), and PSUs (one-third of target value). Dollar values are converted to share numbers based on an estimate of expected value at initial grant.

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COMPENSATION DISCUSSION AND ANALYSIS

The following tables summarize the equity granted as part of the NEOs’ annual compensation for fiscal 2021:

Executive Officer	Target Number of PSUs(1) (#)		Options Granted (#)	RSUs Granted (#)		Shares Granted (#)

Richard H. Fleming(2) Chairman of the Board and Interim President and Chief Executive Officer	—		—	—		4,757

David J. Wilson President and Chief Executive Officer	50,719	(3)	62,112	60,719	(3)	—

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	6,573		20,667	11,573	(4)	—

Peter M. McCormick Vice President—Crane Solutions	4,923		15,478	4,923		—

Kurt F. Wozniak Vice President—Industrial Products	4,683		14,722	4,683		—

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	4,248		13,357	9,248	(4)	—
(1)	Grant represents target value for fiscal 2021 and, except for Mr. Wilson, was granted on May 18, 2020. Mr. Wilson was granted his PSUs on June 1, 2020.
(2)

Mr. Fleming served as Interim President and Chief Executive Officer until June 1, 2020. This amount represents the shares received by Mr. Fleming for his service as our Interim President and Chief Executive Officer during fiscal 2021. Mr. Fleming continues to serve as the Chairman of the Board. For more information on amounts earned by Mr. Fleming in his capacity as Chairman of the Board, see “—Director Compensation” above. For more information on the full amount earned by Mr. Fleming during fiscal 2021, including for his service as Interim President and Chief Executive Officer and as Chairman of the Board, see “—Summary compensation table” below.

(3)	Includes additional PSUs and RSUs granted as part of a sign-on grant.
(4)	Includes additional RSUs granted as part of a retention grant.

Stock Options and RSUs

Stock options are included to align management and shareholder interest by encouraging decisions and actions that result in long-term stock appreciation and ownership interest for management. In order to support retention and align executives with our stock performance over a longer horizon, grants generally vest 33% per year commencing on the first anniversary of the grant date and remain exercisable for 10 years from the date of grant.

RSUs are designed to support executive retention and share ownership. In order to support retention and align executives with our stock performance over a longer horizon, RSUs vest 33% annually over the first through third anniversary from the grant date of awards.

PSUs

Grants of PSUs are made annually, with vesting dependent upon performance achieved against the relevant performance target. With respect to the PSUs that were granted to the NEOs in fiscal 2021, vesting of these PSUs will occur on the third anniversary of the date of grant based upon the Company’s ROIC performance in fiscal 2023 measured against the relevant ROIC performance targets for fiscal 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

For the PSUs granted in fiscal 2021, these PSUs are subject to vesting based on the performance and payout relationship as illustrated in the table below:

Driver Performance Level	Original Fiscal 2023 ROIC Targets	Adjusted Fiscal 2023 ROIC Targets(1)	Percentage of Award(2)

Maximum ROIC for Fiscal 2023	13.5%	11.5%	200%

Target ROIC for Fiscal 2023	11.5%	9.5%	100%

Threshold ROIC for Fiscal 2023	9.5%	7.0%	50%

Threshold not achieved			0%
(1)

ROIC performance targets for fiscal 2023 are required to be adjusted pursuant to the agreements for acquisitions and divestitures by the Company. As such, following the acquisition of Dorner in May 2021, the maximum, target and threshold goals were adjusted to 11.5%, 9.5% and 7.0%, respectively.

(2)	Award will be interpolated based upon achievement between levels.

The PSUs granted in fiscal 2021 are reflected in the Outstanding Equity Awards at Fiscal Year-End table contained in this prospectus. The long-term incentive strategy is designed to support our business strategy and the interests of our shareholders. Where possible, the program has been designed such that long-term incentives can qualify as performance-based compensation so that the expense associated with the program can be fully deductible for federal income tax purposes. PSUs are expected to qualify as performance-based compensation.

Stock Option Granting Practices

The exercise price for any stock option is equal to the fair market value on the date of grant, which is an average of the high and low price on the date of grant. The date of grant is the date of the Board meeting at which the award is approved.

Retirement and Deferred Compensation

Retirement benefits provided to eligible U.S.-based NEOs are the same as those provided to our other full-time, salaried U.S.-based associates. Retirement programs are designed to provide a competitive benefit to associates while allowing the Company to manage costs. The Columbus McKinnon Corporation Monthly Retirement Benefit Plan, a qualified defined benefit pension plan (the “CMCO Pension Plan”), provides an annual benefit beginning at age 65 equal to the product of (i) 1% of the participant’s final average earnings (which is generally equal to the higher of (a) the average 12-consecutive month earnings during the last consecutive 60 months prior to retirement or (b) the average 12-consecutive month earnings during any 60-consecutive month period within the last 120 months prior to retirement) plus 0.5% of that part, if any, of final average earnings in excess of social security covered compensation, multiplied by (ii) such participant’s years of credited service, limited to 35 years. Effective March 31, 2012, the CMCO Pension Plan was frozen to new entrants and to participants with less than 65 combined age and service points. Participants who had attained 65 combined age and service points at March 31, 2012 continued to accrue benefits. Subsequent to this, the CMCO Pension Plan was frozen to all participants as of December 31, 2017.

Magnetek, Inc. maintains the Magnetek Flexcare Plus Retirement Pension Plan (the “Magnetek Pension Plan”), which is a tax-qualified retirement plan designed to provide eligible employees of Magnetek, Inc., including Peter McCormick, one of our NEOs, with retirement benefits. The Magnetek Pension Plan was frozen to new participants as of October 29, 2002 and benefit accruals were frozen as of June 30, 2003. Prior to benefit accruals under the Magnetek Pension Plan being frozen, a participant’s cash balance account was credited with hypothetical compensation credits and interest credits. For further information on pension benefits under the Magnetek Pension Plan, see “—Pension benefits” below.

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COMPENSATION DISCUSSION AND ANALYSIS

On January 1, 2018, we changed our 401(k) to a Safe Harbor 401(k) retirement savings plan covering non-union U.S.-based associates. Associates may now contribute 100% of eligible annual cash compensation, subject to limits set by the Internal Revenue Code. The match is now standard for all associates, with 100% of the first 4% matched and all associates receiving a core contribution of 2% of eligible wages. The 2% core contribution was suspended in May 2020 due to the COVID-19 pandemic, but was reinstated in April 2021.

We maintain an Employee Stock Ownership Plan (the “ESOP”) for the benefit of our U.S.-based, non-union associates including our U.S.-based NEOs. The ESOP is considered a retirement benefit by the Company, in conjunction with its defined benefit pension and 401(k) retirement savings plans. Effective January 1, 2012, the ESOP was closed to new participants. The final ESOP allocation was made on March 31, 2015. All participants are 100% vested and no future contributions will be made to the ESOP.

We maintain a non-qualified deferred compensation plan (the “NQDC Plan”) under which eligible participants (including our directors and U.S.-based NEOs) may elect to defer a portion of their cash compensation. The NQDC Plan offers a Company match and core contributions consistent with the benefits each individual is eligible for in our qualified 401(k) plan for excess contributions above the statutory limit. During fiscal 2021, the Company nonelective contribution under the NQDC Plan equal to 2% of the participant’s eligible compensation in excess of the Section 401(a)(17) contribution limit was suspended due to the COVID-19 pandemic. Employees may defer up to 75% of their base salary and up to 100% of annual short-term and long-term incentive cash compensation. Directors are permitted to defer up to 100% of their annual cash retainer amount. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

Employment Agreements

With the exception of Mr. Wilson, the Company had no employment agreements with its NEOs, but does provide the NEOs with eligibility for severance benefits under our general severance policy upon delivery of an acceptable release of legal claims.

Change-In-Control Agreements

We have entered into change-in-control agreements with our NEOs and certain other of our officers and associates. The intent of these agreements is to provide executive officers with financial security in the event of a change-in-control to facilitate a transaction which may benefit shareholders but result in job loss to executives. The change-in-control agreements provide for an initial term of one-year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one-year term.

Generally, each of the NEOs is entitled to receive, upon termination of employment within six months preceding or 24 months after a change-in-control of our Company (unless such termination is because of death, disability or for cause), or a NEO terminates his or her employment for good reason within six months preceding or 24 months after a change-in-control of our Company, (i) a lump sum severance payment up to three times the sum of (a) his or her annual salary and (b) the greater of (1) the annual target incentive under the Annual Incentive Plan in effect on the date of termination and (2) the annual target incentive under the Annual Incentive Plan in effect immediately prior to the change-in-control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the Company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years,

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COMPENSATION DISCUSSION AND ANALYSIS

(iv) unless otherwise provided in an equity award agreement, all options, restricted shares or RSUs and performance shares or PSUs become fully vested and (v) certain other specified payments. The events that trigger a change-in-control under these agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation. For purposes of the change-in-control agreements, good reason is defined to include (i) a material diminution in position, duties, responsibilities or status as in effect preceding the change in control, (ii) material reduction in annual base salary as in effect on the date of the change in control, (iii) required relocation, (iv) failure by the Company to pay any then-current compensation within specified periods and (v) certain failures by the Company to comply with employment termination procedures.

Tax and Accounting Considerations

We generally do not consider accounting and tax issues in setting compensation levels or in establishing the particular elements of compensation. As discussed below, however, when the Compensation Committee grants awards under our long-term incentive program, the Compensation Committee does consider the accounting for various stock-based incentives under FASB ASC Topic 718 and the tax treatment of such incentive awards under Section 162(m) of the Internal Revenue Code. However, on December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) became law, significantly amending Section 162(m). The Tax Act eliminated the performance-based compensation exception with respect to tax years beginning January 1, 2018, but included a transition rule with respect to compensation that is provided pursuant to a written binding contract in effect on November 2, 2017 and not materially modified after that date. Accordingly, commencing in 2018, the Company’s tax deduction with regard to compensation of covered employees generally will be limited to $1 million per taxable year for each officer. We will generally seek to preserve the deductibility of performance-based compensation by meeting the requirements of Section 162(m), as amended by the Tax Act, in accordance with the transition rule applicable to binding contract in effect on November 2, 2017, to the extent practicable and in the best interests of the Company and its shareholders. Additionally, Section 409A of the Internal Revenue Code generally imposes a tax on non-qualified deferred compensation arrangements which do not meet guidelines established by regulations under the Internal Revenue Code. The Company’s non-qualified deferred compensation arrangements are intended to comply with Section 409A.

Clawback Policy

In October 2009, the Compensation Committee adopted a Clawback Policy applicable to our executive officers and certain other associates. Under the policy, in the event of (i) a material restatement of our consolidated financial statements, other than any restatement required pursuant to a change in applicable accounting rules or (ii) a violation of a confidentiality, non-solicitation, non-competition, or similar restrictive covenant or (iii) a covered person engages in willful fraud that causes harm to our Company, (collectively (i), (ii) and (iii) is referred to as “Detrimental Conduct”), which Detrimental

Conduct occurs either during employment with our Company or after such employment terminates for any reason, our Board or the Compensation Committee may, to the extent permitted by law and to the extent it determines that it is in our best interests to do so, in addition to all other remedies available, require reimbursement or payment by the covered person of Any amount (whether in cash or property) paid, payable or realized (including, but not limited to option exercises) under any plan or program providing for incentive compensation, equity compensation or performance-based

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COMPENSATION DISCUSSION AND ANALYSIS

compensation (“Covered Plans”) received by any covered person on or after October 19, 2009 that would not have been received had the consolidated financial statements that are the subject of such restatement been correctly stated (except that the Board or Compensation Committee shall have the right to require reimbursement of the entire amount of any such amount referenced above from any covered person whose fraud or other intentional misconduct, in the Board’s or Compensation Committee’s judgment, alone or with others caused such restatement); and any amount (whether in cash or property) paid, payable or realized (including, but not limited to, option exercises) by a covered person under a Covered Plan if the Board or Compensation Committee determines that covered person engaged in detrimental conduct even in the absence of a subsequent restatement of our financial statements. The Board or the Compensation Committee has sole and absolute discretion not to take action upon discovery of Detrimental Conduct, and its determination not to take action in any particular instance shall not in any way limit its authority to terminate participation of a covered person in a plan.

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COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The following table sets forth the cash compensation, as well as certain other compensation earned during the fiscal years ended March 31, 2021, 2020 and 2019, for the Interim President and CEO, CEO, CFO and each of the Company’s three other most highly compensated executive officers who received annual compensation in excess of $100,000:

Name And Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total(7) ($)

Richard H. Fleming(7) Chairman of the Board and Interim President and Chief Executive Officer	2021	143,750	—	254,079	—	—	—	51	397,880
	2020	92,742	—	—	—	—	—	—	92,742
	2019	—	—	—	—	—	—	—	—

David J. Wilson, President and Chief Executive Officer	2021	625,000	375,000	2,943,078	600,002	685,650	—	343,880	5,572,610
	2020	—	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—	—

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	2021	415,403	150,000	493,481	166,163	246,845	5,111	34,651	1,511,654
	2020	415,403	—	482,356	166,164	375,641	4,525	16,995	1,461,085
	2019	403,304	—	322,624	161,323	471,866	6,368	16,983	1,382,468

Peter M. McCormick Vice President—Crane Solutions	2021	373,320	110,000	248,907	124,443	167,770	—	15,800	1,040,240
	2020	374,529	—	358,874	124,424	231,682	2,003	22,753	1,114,265
	2019	366,000	—	219,600	109,795	340,380	24,997	15,786	1,076,558

Kurt F. Wozniak Vice President—Industrial Products	2021	355,103	105,000	236,772	118,365	136,011	12,043	28,757	992,051
	2020	355,103	—	391,736	118,365	240,461	55,624	17,073	1,178,362
	2019	338,193	—	202,915	101,456	372,012	13,221	16,809	1,044,606

Alan S. Korman Vice President Corporate Development General Counsel & CHRO	2021	357,958	100,000	375,929	107,390	179,985	4,574	6,511	1,132,347
	2020	357,958	—	364,816	107,384	273,895	3,682	8,642	1,116,377
	2019	340,912	—	204,518	102,270	365,628	1,925	7,228	1,022,481
(1)

For Mr. Wilson, the amount presented in the bonus column represents a one-time sign-on cash bonus received in the amount of $375,000. For Messrs. Rustowicz, McCormick, Wozniak and Korman, the amounts presented in the bonus column represent special retention-related bonuses received in January 2021.

(2)

The amounts shown in this column reflect the aggregate grant date fair value for RSUs and PSUs granted in the year indicated under the Columbus McKinnon 2016 Long Term Incentive Plan, as amended and restated in 2019. However, for purposes of this table, estimates of forfeitures have been removed. The grant date fair value for each RSU and PSU is equal to the market price of our common stock on the date of grant. PSUs are recognized as compensation expense based upon their grant date fair value and to the extent it is probable that the performance conditions will be met. The assumptions used in valuing the performance shares granted in fiscal 2019, 2020 and 2021 are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2021 filed with the Securities and Exchange Commission on May 26, 2021.

(3)

The amounts shown in this column reflect the aggregate grant date fair value for non-qualified stock options to purchase our common stock granted in the year indicated under the Columbus McKinnon 2016 Long -Term Incentive Plan, as amended and restated in 2019. However, for purposes of this table, estimates of forfeitures have been removed. A Black-Scholes valuation approach has been chosen for these calculations. The assumptions used in valuing these grants for fiscal 2019, 2020 and 2021 are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2021 filed with the Securities and Exchange Commission on May 26, 2021. For fiscal 2021, the weighted-average assumptions used in calculating the grant date fair value of the stock options granted in fiscal 2021 reported in the option awards column are the following: (i) risk-free interest rate of 0.24%, (ii) expected life of 5.5 years, (iii) volatility factor of 0.380 and (iv) dividend yield of 0.94%. The weighted average grant date fair value of option awards granted on May 18, 2020 to Messrs. Rustowicz, McCormick, Wozniak and Korman is $8.04 per share based on the Black Scholes valuation approach. The weighted average grant date fair value of option awards granted to Mr. Wilson on June 1, 2020 is $9.66 per share based on the Black Scholes valuation approach.

(4)	Represents amounts earned under the Annual Incentive Plan.

56	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(5)

Represents the aggregate change in actuarial value under the CMCO Pension Plan from April 1, 2020 to March 31, 2021 for Messrs. Wozniak and Korman. Messrs. Fleming, Wilson and Rustowicz are not covered by a Company-sponsored pension plan. In accordance with SEC rules, to the extent the aggregate change in present value of a defined benefit plan for a particular fiscal year would have been a negative amount, the amount has instead been reported as $0 and the aggregate compensation for the NEO in the total column has not been adjusted to reflect the negative amount. As such, the amount reported for Mr. McCormick for fiscal 2021 was $0 because the aggregate change in actuarial value under the Magnetek Pension Plan from April 1, 2020 to March 31, 2021 for Mr. McCormick was ($5,066). In addition, the Company sponsors the NQDC Plan under which eligible participants may elect to defer a portion of their cash compensation. Participation is detailed in the Non-Qualified Deferred Contribution Plan table below.

(6)

For Mr. Wilson, the amount presented in the all other compensation column for fiscal 2021 includes a perquisite in the amount of $333,495 consisting of relocation expenses paid for by the Company under its relocation policy, which expenses were incurred in connection with Mr. Wilson’s relocation of his residence to the Company’s headquarters in Buffalo, New York. For Messrs. Rustowicz, Wozniak and Korman, the amount presented in the all other compensation column for fiscal 2021 includes $17,251, $13,157 and $4,859, respectively, that the Company has contributed on behalf of such individual under the NQDC Plan. For additional information, see “—Non-qualified deferred compensation” below. For Messrs. Wilson, Rustowicz, Wozniak and Korman, the remaining amounts for fiscal 2021 consist of matching contributions under the Columbus McKinnon Thrift 401(k) plan. For Mr. McCormick, represents matching contributions under the Magnetek 401(k) plan.

(7)

Mr. Fleming served as Interim President and Chief Executive Officer until June 1, 2020. Mr. Fleming continues to serve as the Chairman of the Board. Of the amount reported above in the salary column, $48,750 represents the annual director retainer received by Mr. Fleming and $45,000 represents fees received by Mr. Fleming for his service as Chairman of the Board, in each case, for the period of time during fiscal 2021 after the completion of his service as Interim President and Chief Executive Officer. Of the amount reported above in the stock award column, $109,989 represents the grant date fair value of the stock award received by Mr. Fleming pursuant to the annual stock retainer granted to Mr. Fleming in his capacity as a director of the Company. The amount reported in the other compensation column consists of cash in lieu of fractional shares. For more information on amounts earned by Mr. Fleming in his capacity as a director and Chairman of the Board, see “—Director compensation” above.

2021 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS

Grants of Plan-Based Awards

The following table sets forth information with respect to plan-based awards granted in fiscal 2021 to the NEOs in the summary compensation table, including awards under the Annual Incentive Plan, and equity awards of stock options, PSUs and RSUs:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards(4) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer
	6/1/2020							4,757	(6)				144,090
	7/20/2020							1,500	(7)				49,980
	7/20/2020							1,801	(8)				60,009

David J. Wilson President and Chief Executive Officer		187,500	375,000	750,000
	6/1/2020				25,360	50,719	101,438						1,339,489
	6/1/2020							22,719	(9)				600,009
	6/1/2020							38,000	(11)				1,003,580
	6/1/2020									62,112	(10)	30.29	600,002

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer		67,503	135,006	270,012
	5/18/2020				3,287	6,573	13,146						166,165
	5/18/2020							6,573	(9)				166,165
	5/18/2020									20,667	(10)	25.52	166,162
	7/20/2020							5,000	(12)				161,150

Peter M. McCormick Vice President— Crane Solutions		46,665	93,330	186,660
	5/18/2020				2,462	4,923	9,846						124,453
	5/18/2020							4,923	(9)				124,453
	5/18/2020									15,478	(10)	25.52	124,443

Kurt F. Wozniak Vice President— Industrial Products		48,827	97,653	195,306
	5/18/2020				2,342	4,683	9,366						118,386
	5/18/2020							4,683	(9)				118,386
	5/18/2020									14,722	(10)	25.52	118,365

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO		49,220	98,439	196,878
	5/18/2020				2,124	4,248	8,496						107,389
	5/18/2020							4,248	(9)				107,389
	5/18/2020									13,357	(10)	25.52	107,390
	7/20/2020							5,000	(12)				161,150
(1)	The grant date is the date on which the equity awards were approved by our Board.
(2)

Represents the potential payout range under the Annual Incentive Plan for fiscal 2021 discussed above. The final fiscal 2021 payout can be found in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

(3)

Represents the potential payout range related to PSUs awarded to NEOs on the grant date, subject to achievement of ROIC performance targets for fiscal 2023, where 7.0% results in threshold achievement, 9.5% results in target achievement and 11.5% or greater results in maximum achievement. Each PSU will be settled in a share of our common stock.

(4)	Represents per-share exercise price of the options and is equal to the average of the high and low price on the grant date.
(5)

Amounts in this column reflect the aggregate grant date fair value of the equity awards. The grant date fair value for each PSU and RSU is equal to the average of the high and low market price of our common stock on the date of grant. A Black-Scholes valuation approach has been utilized for valuing the options. For additional information on the assumptions used in valuing these awards, see footnotes 1 and 2 to the summary compensation table set forth above.

(6)	Represents shares granted to Mr. Fleming for his service as our Interim President and Chief Executive Officer, which vested immediately on the date of grant.
(7)	Represents RSUs granted to Mr. Fleming in connection with his service as a member of our Board that vest at a rate of 50% on the one-year anniversary of the grant date, and 25% per year thereafter.

58	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(8)	Represents shares granted to Mr. Fleming in connection with his service as a member of our Board, which vested immediately on the date of grant.
(9)

Represents RSUs granted under the fiscal 2021 long-term incentive program, which vest at a rate of 33% per year beginning one year from the date of grant, except that RSUs may vest earlier in the event of death, disability, retirement, or change-in-control.

(10)

Represents the number of shares of our common stock underlying options awarded to the NEOs on the grant date. The options vest at a rate of 33% per year beginning one year from the date of grant, except that options may vest earlier in the event of death, disability, retirement or change-in-control. They expire 10 years from the date of grant, or earlier in the event of death, disability or retirement. The weighted average grant date fair value of option awards granted on May 18, 2020 is $8.04 per share and granted on June 1, 2020 is $9.66 per share, in each case based on the Black Scholes valuation.

(11)

Represents RSUs granted under the fiscal 2021 long-term incentive program, which vest at a rate of 50% immediately on the grant date and 50% on the second anniversary of the grant date, except that RSUs may vest earlier in the event of death, disability, retirement or change-in-control.

(12)

Represents RSUs granted under the fiscal 2021 long-term incentive program that vest at a rate of 33% per year one year from the grant date, except that RSUs may vest earlier in the event of death, disability, retirement or change-in-control.

2021 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the NEOs named in the summary compensation table relating to (i) unexercised stock options and (ii) PSUs and RSUs that have not vested, and are outstanding as of March 31, 2021.

	Option Awards							RSU Awards			PSU Awards

Name	Number of Securities Underlying Unexercised Options Exercisable		Option Awards Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer								375	(20)	19,785
								750	(21)	39,570
								1,500	(22)	79,140

David J. Wilson President and Chief Executive Officer			62,112	(19)	N/A	30.29	5/18/2030	19,000	(18)	1,002,440	50,719	(23)	2,675,934
								22,719	(24)	1,198,654

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer					N/A
	9,330	(6)				27.12	5/19/2024	1,478	(10)	77,979	4,428	(17)	233,621
	11,716	(7)				24.94	5/18/2025	2,214	(11)	116,811	4,411	(16)	232,724
	28,333	(8)				15.16	5/23/2026	3,308	(9)	174,530	6,573	(5)	346,791
	14,625	(2)	4,875	(2)		24.33	5/22/2027	3,844	(12)	202,809
	5,948	(3)	5,949	(3)		38.70	5/22/2028	6,573	(15)	346,791
	3,356	(4)	10,066	(4)		35.16	5/20/2029	5,000	(13)	263,800
			20,667	(1)		25.52	5/18/2030

Peter M. McCormick Vice President— Crane Solutions					N/A
	11,932	(2)	3,978	(2)		24.33	5/22/2027	1,206	(10)	63,629	3,014	(17)	75,350
	4,048	(3)	4,049	(3)		38.70	5/22/2028	1,507	(11)	79,509	3,303	(16)	82,575
	2,513	(4)	7,539	(4)		35.16	5/20/2029	2,477	(9)	130,687	4,923	(5)	259,737
			15,478	(1)		25.52	5/18/2030	2,819	(12)	148,730
								4,923	(15)	259,737

Kurt F. Wozniak Vice President— Industrial Products	4,490	(8)			N/A	15.16	5/23/2026
	8,925	(2)	2,975	(2)	N/A	24.33	5/22/2027	902	(10)	47,950	2,785	(17)	146,937
	3,741	(3)	3,741	(3)		38.70	5/22/2028	1,393	(11)	73,495	3,142	(16)	165,772
	2,391	(4)	7,170	(4)		35.16	5/20/2029	2,356	(9)	124,303	4,683	(5)	247,075
			14,722	(1)		25.52	5/18/2030	884	(14)	46,640
								2,691	(12)	141,977
								4,683	(15)	247,075

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO					N/A
	5,609	(7)				24.94	5/18/2025	920	(10)	48,539	2,807	(17)	148,097
	16,140	(8)				15.16	5/23/2026	1,404	(11)	74,075	2,851	(16)	150,419
	9,103	(2)	3,035	(2)		24.33	5/22/2027	2,138	(9)	112,801	4,248	(5)	150,419
	3,771	(3)	3,771	(3)		38.70	5/22/2028	884	(14)	46,640
	2,169	(4)	6,505	(4)		35.16	5/20/2029	2,563	(12)	135,224
			13,357	(1)				4,248	(5)	224,124
								5,000	(13)	263,800
(1)	These options were granted May 18, 2020 and vest 33% per year beginning May 18, 2021.

60	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(2)	These options were granted May 22, 2017 and vest 25% per year beginning May 22, 2018.
(3)	These options were granted May 22, 2018 and vest 25% per year beginning May 22, 2019.
(4)	These options were granted May 20, 2019 and vest 25% per year beginning May 20, 2020.
(5)	These PSUs were granted on May 18, 2020 and vest 100% on the third anniversary of the grant, May 18, 2023, based on ROIC for the full year ended March 31, 2023.
(6)	These options were granted May 19, 2014 and vest 25% per year beginning May 19, 2015.
(7)	These options were granted May 18, 2015 and vest 25% per year beginning May 18, 2016.
(8)	These options were granted May 23, 2016 and vest 25% per year beginning May 23, 2017.
(9)	These RSUs were granted May 20, 2019 and vest 25% per year beginning May 20, 2020.
(10)	These RSUs were granted May 22, 2017 and vest 25% per year beginning May 22, 2018.
(11)	These RSUs were granted May 22, 2018 and vest 25% per year beginning May 22, 2019.
(12)	These RSUs were granted January 20, 2020 and vest 100% on the second anniversary of the grant date.
(13)	These RSUs were granted July 20, 2020 and vest 33% per year beginning July 20, 2021.
(14)	These RSUs were granted May 20, 2019 and vest 33% per year beginning May 20, 2020.
(15)	These RSUs were granted May 18, 2020 and vest 33% per year beginning May 18, 2021.
(16)

These PSUs were granted May 20, 2019 and vest 100% on the third anniversary of the grant, May 20, 2022. The actual award earned will be adjusted effective March 31, 2021 based upon our EBITDA margin for the fiscal year ended March 31, 2021.

(17)

These PSUs were granted May 22, 2018 and vest 100% on the third anniversary of the grant, May 22, 2021. The award earned will be adjusted effective March 31, 2020 based upon our EBITDA margin for the fiscal year ended March 31, 2020.

(18)	These RSUs were granted June 1, 2020 and vest 50% on the second anniversary of the grant date.
(19)	These options were granted June 1, 2020 and vest 33% per year beginning May 18, 2021.
(20)	These RSUs were granted July 23, 2018 and vest on July 23, 2021.
(21)	These RSUs were granted July 22, 2019 and vest 50% per year beginning July 22, 2021.
(22)	These RSUs were granted July 20, 2020 and vest 50% on July 20, 2021, 25% on July 20, 2022 and 25% on July 20, 2023.
(23)	These PSUs were granted on June 1, 2020 and vest 100% on May 18, 2023, based on ROIC for the full year ended March 31, 2023.
(24)	These RSUs were granted June 1, 2020 and vest 33% per year beginning May 18, 2021.

Options Exercised and Stock Vested

The following table sets forth information with respect to the NEOs named in the summary compensation table relating to the exercise of stock options, and the vesting of PSUs and RSUs, in fiscal 2021:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer	—	—	4,757	144,090

David J. Wilson President and Chief Executive Officer	—	—	19,000	575,510

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	10,181	189,260	13,255	351,648

Peter M. McCormick Vice President—Crane Solutions	5,161	112,946	10,386	275,359

Kurt F. Wozniak Vice President—Industrial Products	—	—	8,723	231,302

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	4,386	48,330	8,777	232,748
(1)

Represents the difference between the option exercise price and the average of the high and low market prices of our common stock on the date of exercise as quoted on NASDAQ multiplied by the number of shares acquired.

(2)	Represents the average of the high and low market price of our common stock on the vesting date multiplied by the number of shares acquired.

2021 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS

Pension Benefits

The CMCO Pension Plan is a non-contributory, qualified defined benefit plan, which provides certain NEOs with retirement benefits. As defined in the CMCO Pension Plan, a participant’s annual pension benefit at age 65 is equal to the product of (i) 1% of the participant’s final average earnings, as calculated by the terms of the CMCO Pension Plan, plus 0.5% of that part, if any, of final average earnings in excess of such participant’s “social security covered compensation,” as such term is defined in the CMCO Pension Plan, multiplied by (ii) such participant’s years of credited service, limited to 35 years. CMCO Pension Plan benefits are not subject to reduction for social security benefits.

Mr. McCormick, one of our NEOs, is a participant in the Magnetek Pension Plan. Prior to benefit accruals under the Magnetek Pension Plan being frozen effective June 30, 2003, a participant’s cash balance account was credited with hypothetical compensation credits and interest credits. The amount of a participant’s compensation credits for a plan year depended on the number of years of vesting service completed by the participant, as follows: (i) participants with less than 10 years of vesting service received a compensation credit equal to 3.5% of eligible compensation up to the Magnetek Pension Plan’s integration level and 7.0% of eligible compensation in excess of the integration level, (ii) participants with at least 10, but less than 20, years of vesting service received a compensation credit of equal to 4.0% of eligible compensation up to the integration level and 8.0% of eligible compensation in excess of the integration level, and (iii) participants with at least 20 years of vesting service received a compensation credit of 4.5% of eligible compensation up to the integration level and 9.0% of eligible compensation in excess of the integration level. In general, the integration level under the Magnetek Pension Plan equals the average of Social Security taxable wage bases in effect for each calendar year during the 35-year period ending with the year in which a participant attains age 65. Eligible compensation included total cash compensation paid to a participant, including overtime, bonuses, shift differentials, and commissions, but excluding severance pay, moving expenses, and any other extraordinary or incentive compensation not part of a participant’s basic compensation. Participants’ cash balance accounts continue to be credited with interest credits based on treasury security rates. A participant’s normal retirement date under the Magnetek Pension Plan is the first day of the month coincident with or next following the date that he or she attains age 65. A participant’s early retirement date under the Magnetek Pension Plan is the first day of the month coincident with or next following the date he or she attains age 55 and has completed at least 10 years of vesting service. Upon a participant’s early or normal retirement, his or her cash balance account is converted into a monthly annuity. The normal form of payment for an unmarried participant is a 10-year term certain life annuity, while the normal form of payment for married participants is a joint and 50% survivor annuity. Instead of receiving benefits in the normal form, participants may elect to receive benefits as a single life annuity, a lump sum, or as a joint and 50%, 67%, 75% or 100% survivor annuity. Mr. McCormick is currently eligible for early retirement benefits under the Magnetek Pension Plan.

62	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth with respect to each of our plans that provide retirement benefits to our NEOs, (i) the years of credited service of each of the executives named in the summary compensation table, (ii) the present value of his or her accumulated benefit, and (iii) payments received by him or her during fiscal 2021:

Name	Plan Name	Number of Years of Credited Service(1)		Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer	N/A(3)	—		—	—

David J. Wilson President and Chief Executive Officer	N/A(3)	—		—	—

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	N/A(3)	—		—	—

Peter M. McCormick Vice President—Crane Solutions	Magnetek FlexCare Plus Retirement Pension Plan	10.04	(4)	128,527	—

Kurt F. Wozniak, Vice President—Industrial Products	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	11.58	(4)	348,746	—

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	0.17	(4)	9,462	—
(1)

Years of credited service determined as of March 31, 2021. For more information about our retirement program see “—Director Compensation—Elements of Our Compensation Program for NEOs” in this prospectus.

(2)

The present value of accumulated benefit under the CMCO Pension Plan is calculated as of March 31, 2021 using (i) a discount rate of 3.19% for the CMCO Pension Plan and 3.05% for the Magnetek Pension Plan, (ii) the Pri-2012 mortality tables and generational projection using Scale MP-2020.

(3)	Messrs. Fleming, Wilson and Rustowicz were not covered by a Company sponsored pension plan.
(4)

Mr. Wozniak and Mr. Korman have an accrued benefit under the CMCO Pension Plan that was frozen at March 31, 2012. Mr. McCormick has an accrued benefit under the Magnetek Pension Plan that was frozen at June 30, 2003.

2021 PROXY STATEMENT	63

COMPENSATION DISCUSSION AND ANALYSIS

Non-Qualified Deferred Compensation

The Company maintains the NQDC Plan under which eligible participants (including our directors and U.S.-based NEOs) may elect to defer a portion of their cash compensation. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements. For more information about our retirement program, see “—Director Compensation—Elements of Our Compensation Program for NEOs” in this prospectus.

Name	Executive Contributions in fiscal 2021	Company Contributions in fiscal 2021(1)	Aggregate earnings in fiscal 2021	Aggregate withdrawals / distributions	Aggregate balance at 3/31/2021

Richard H. Fleming(2) Chairman of the Board and Interim President and Chief Executive Officer	—	—	—	—	—

David J. Wilson President and Chief Executive Officer	—	—	—	—	—

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	16,776	17,251	52,878	(30,977)	150,636

Peter M. McCormick(2) Vice President—Crane Solutions	—	—	—	—	—

Kurt F. Wozniak Vice President—Industrial Products	12,292	13,157	470	(19,173)	45,257

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	—	4,859	18,991	—	38,073
(1)

This column represents the Company’s matching contributions made under the NQDC Plan in fiscal 2021. For Messrs. Rustowicz, Wozniak and Korman, these amounts are reflected in the all other compensation column of the summary compensation table set forth above. During fiscal 2021, the Company nonelective contribution under the NQDC Plan equal to 2% of the participant’s eligible compensation in excess of the Section 401(a)(17) contribution limit was suspended due to the COVID-19 pandemic.

(2)	Not a participant in the NQDC plan.

Under the NQDC Plan, eligible participants, including our directors and U.S.-based NEOs, may elect to defer cash compensation. Eligible employees may elect to defer up to 100% of any annual bonus and either (i) up to 75% of their base salary and any commission, or (ii) up to 75% of their base salary and any commission that is in excess of the compensation limit in effect under Section 401(a)(17) of the Internal Revenue Code (“Section 401(a)(17)”) for the relevant plan year ($290,000 for 2021). Directors may elect to defer up to 100% of their annual retainer. The Company makes (i) a matching contribution equal to 100% of the first 4% of eligible compensation deferred by a participant (other than a non-employee director) that is in excess of the Section 401(a)(17) compensation limit, and (ii) a nonelective contribution equal to 2% of the participant’s eligible compensation that is in excess of the Section 401(a)(17) compensation limit. During fiscal 2021, the Company nonelective contribution under the NQDC Plan equal to 2% of the participant’s eligible compensation in excess of the Section 401(a)(17) contribution limit was suspended due to the COVID-19 pandemic. Participants’ NQDC Plan accounts are adjusted for gains and losses based on investment directions provided participants. Participants may elect to receive payment of their NQDC Plan benefit upon a specified date, separation from service, disability or death, and in the form of a lump sum or monthly installments over 1-10 years, except that, upon a change in control, a participant’s vested benefit will automatically be paid in a lump sum. Participants may also withdraw amounts due to an unforeseeable emergency in accordance with Section 409A of the Internal Revenue Code.

64	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Other Potential Post-Employment Payments

It is our policy to provide severance benefits to each of our U.S.-based full-time salaried associates and hourly associates not covered by a collective bargaining agreement who involuntarily lose their positions without cause. Eligible associates who sign a release generally receive one week of base salary at the rate then in effect for each full year of continuous service (with any fractions being rounded up). The following table sets forth the gross amount each NEO would receive under various termination scenarios described above using the following assumptions:

•	Termination of employment on March 31, 2021

•	Exercise of all options and vesting of all RSUs based on the closing market price of $52.76 per share of our common stock on March 31, 2021

Name	Voluntary Termination ($)		Retirement ($)		Involuntary Termination($)		Termination in Connection with Change in control ($)		Death ($)		Change in Control Only ($)

Richard H. Fleming Chairman of the Board and Interim President and Chief Executive Officer	—		—		—		—		—		—

David J. Wilson President and Chief Executive Officer	129,203	(1)	4,411,604	(2)	6,699,307	(3)	8,608,299	(4)	4,911,604	(5)	—	(6)

Gregory P. Rustowicz Vice President Finance and Chief Financial Officer	2,866,929	(1)	5,609,297	(2)	2,946,814	(3)	8,072,766	(4)	6,025,297	(5)	—	(6)

Peter M. McCormick Vice President—Crane Solutions	1,778,777	(1)	3,591,698	(2)	1,979,796	(3)	5,709,097	(4)	3,897,570	(5)	—	(6)

Kurt F. Wozniak Vice President—Industrial Products	3,098,389	(1)	4,800,281	(2)	3,248,625	(3)	7,088,445	(4)	4,971,064	(5)	—	(6)

Alan S. Korman Vice President Corporate Development, General Counsel & CHRO	1,402,722	(1)	3,327,694	(2)	1,478,444	(3)	5,324,534	(4)	3,681,081	(5)	—	(6)
(1)

Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of each such NEO’s 401(k) Plan account, (iv) any vested benefits under the CMCO Pension Plan or Magnetek Pension Plan, as applicable, and (v) any vested benefits under our ESOP. In addition, each NEO would be entitled to receive accrued salary through the date of termination.

(2)

Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of each such NEO’s 401(k) Plan account, (iv) any vested benefits under the CMCO Pension Plan or Magnetek Pension Plan, as applicable, (v) any vested benefits under our ESOP, (vi) unless otherwise provided in an equity award agreement, the value of all options, restricted shares or RSUs and performance shares or RSUs which become fully vested and (vii) awards under the Annual Incentive Plan earned in fiscal 2021. In addition, each NEO would be entitled to receive accrued salary through the date of termination.

(3)

Includes (i) severance, (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of each such NEO’s 401(k) Plan account, (v) any vested benefits under the CMCO Pension Plan or Magnetek Pension Plan, as applicable, and (vi) any vested benefits under our ESOP. In addition, each NEO would be entitled to receive accrued salary through the date of termination.

(4)

Includes (i) termination payments under the change-in-control agreements (up to the maximum permitted), (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of each such NEO’s 401(k) Plan account, (v) any vested benefits under the CMCO Pension Plan or Magnetek Pension Plan, as applicable, (vi) any vested benefits under our ESOP and (vii) awards under the Annual Incentive Plan earned in fiscal 2021. Termination payments under the change-in-control agreements include (i) a lump sum severance payment equal to three times the sum of (a) annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in

2021 PROXY STATEMENT	65

COMPENSATION DISCUSSION AND ANALYSIS

effect on the date of termination and (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change-in-control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the Company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which would have accrued under our tax-qualified retirement plans had each such NEO’s continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, the value of all options, restricted shares or RSUs and earned performance shares or RSUs for which the vesting period has not been completed which become fully vested. For purposes of this calculation, we have also assumed that any PSUs for which the performance period has not yet been completed and, as a result, remain unearned will be assumed by the successor entity, and therefore are not included as part of the figure shown above. In addition, each NEO would be entitled to receive accrued salary through the date of termination
(5)

Includes (i) Company provided group term life insurance benefits, (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of each such NEO’s 401(k) Plan account, (v) any vested benefits under the CMCO Pension Plan or Magnetek Pension Plan, as applicable, (vi) any vested benefits under our ESOP, (vii) unless otherwise provided in an equity award agreement, the value of all stock options not previously vested, restricted shares or RSUs and performance shares or RSUs which become fully vested and (viii) awards under the Annual Incentive Plan earned in fiscal 2021. In addition, accrued salary through the date of termination would be paid out.

(6)

No payments or awards are provided unless restricted shares, RSUs, PSUs and options held by the NEOs are not assumed by the successor entity. In the event that the successor entity does not assume the restricted shares, RSUs, PSUs and options, all restricted shares, options, RSUs, earned PSUs for which the vesting period has not been completed and unearned PSUs (which would become earned RSUs at target achievement levels) would be vested and payable to the NEOs.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2021, including the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plan:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	657,814	27.45	2,252,478

Equity compensation plans not approved by security holders	—	—	—

Total	657,814	27.45	2,252,478

CEO Pay Ratio

We believe executive pay must be market competitive and internally fair and equitable to motivate our associates to create shareholder value. The Compensation and Succession Committee monitors the relationship between the pay our executive officers receive and the pay of our associates to ensure we remain competitive, fair and equitable. The Compensation and Succession Committee reviewed the CEO pay total from the summary compensation table to the pay of our median employee’s compensation for the fiscal year ended March 31, 2021.

The compensation of our CEO in the fiscal year ended March 31, 2021 was approximately 88:1 times the median pay of our employees.

Our CEO to median employee pay ratio is calculated in accordance with the SEC’s proxy statement requirements pursuant to Item 402(u) of Regulation S-K. We determined the median employee through examination of the fiscal year 2021 annual total compensation, excluding the CEO, who were actively employed on March 31, 2021, the final day of the fiscal year. We included all employees by applying a recognized test as

66	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

defined by labor law. As is permitted under the SEC rules, to determine our median employee, we used a consistently applied compensation definition that was not Summary Compensation Table total compensation and instead chose “total cash compensation.” We used a valid statistical sampling methodology to provide a reasonable estimate of the median base pay for the employee population considered (excluding our CEO). After identifying the median employee based on annual total compensation, we calculated this associate’s annual total compensation using the same methodology used for our named executive officers as set forth in the Company’s summary compensation table.

2021 PROXY STATEMENT	67

205 Crosspoint Parkway | Buffalo, New Yrok 14068

www.columbusmckinnon.com

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/CMCO • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-844-926-2035 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Columbus McKinnon Corporation

Annual Meeting of Stockholders

For Stockholders as of May 24, 2021

TIME:	Monday, July 19, 2021 10:00 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit

www.proxydocs.com/CMCO for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned appoints David J. Wilson and Gregory P. Rustowicz, (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Columbus McKinnon Corporation, a New York corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.proxydocs.com/CMCO on Monday, July 19, 2021 at 10:00 AM, ET and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

All votes for ESOP participants must be received by 11:59 PM, Eastern Time July 14, 2021.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Columbus McKinnon Corporation

Annual Meeting of Stockholders

Please make your marks like this:	Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

          FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	To elect nine Directors to hold office until the 2022 Annual Meeting and until their successors have been elected and qualified.
		FOR	WITHHOLD
	1.01 Richard H. Fleming	☐	☐		FOR

	1.02 David J. Wilson	☐	☐		FOR

	1.03 Nicholas T. Pinchuk	☐	☐		FOR

	1.04 Liam G. McCarthy	☐	☐		FOR

	1.05 Heath A. Mitts	☐	☐		FOR

	1.06 Kathryn V. Roedel	☐	☐		FOR

	1.07 Aziz S. Aghili	☐	☐		FOR

	1.08 Jeanne Beliveau-Dunn	☐	☐		FOR

	1.09 Michael Dastoor	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2022.	☐	☐	☐	FOR

3.	To conduct a shareholder advisory vote on the compensation of our named executive officers.	☐	☐	☐	FOR

4.	To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CMCO

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date